VANGUARD(R)CALIFORNIA
                                TAX-EXEMPT FUNDS

                        SEMIANNUAL REPORT * MAY 31, 2002

BOND


Vanguard California Tax-Exempt Money Market Fund
Vanguard California Intermediate-Term Tax-Exempt Fund
Vanguard California Long-Term Tax-Exempt Fund

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                                                    [THE VANGUARD GROUP(R) LOGO]

WHAT YOU CAN CONTROL

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.
     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.
     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.34% (or $13.40 per $1,000 in assets), according to data from Lipper Inc.
     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.
     Under  our  unique  corporate  structure,  shareholders  like  you  own the
Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.
================================================================================
CONTENTS

Letter from the Chairman                                  1
Report from the Adviser                                   6
Fund Profiles                                             9
Glossary of Investment Terms                             12
Performance Summaries                                    13
Financial Statements                                     15
Advantages of Vanguard.com                               52
--------------------------------------------------------------------------------
SUMMARY
* The Vanguard California Tax-Exempt Funds earned six-month total returns that were ahead of those of their average peers.
* Prices of short- and intermediate-term municipal bonds rose slightly during the fiscal half-year as interest rates inched downward.
* Though bonds posted only modest gains for the six months, their returns were far better than the -3.4% return of the broad stock market.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

VANGUARD(R) CALIFORNIA LONG-TERM TAX-EXEMPT FUND and VANGUARD(R) CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND earned positive total returns during the first half of their 2002 fiscal year. As you can see in the table below, for the six months ended May 31, each fund's total return (capital change plus reinvested distributions) topped that of its average peer but fell short of the result of a broader measure of the municipal bond market.
     VANGUARD(R) CALIFORNIA TAX-EXEMPT MONEY MARKET fund also outperformed its average peer during the period. The fund's net asset value remained at $1 per share, as was expected but not guaranteed. The components of the total return for each fund are presented in the table that follows this letter.
     On May 31, the yield of the Long-Term Tax-Exempt Fund Investor Shares stood at 4.35%, up from 4.12% at the end of November 2001; the yield of the Intermediate-Term Tax-Exempt Fund Investor Shares was 3.74%, up from 3.51%; and the Tax-Exempt Money Market Fund's yield was 1.46%, down from 1.51%.
     For California residents, income earned by the funds is exempt from federal and state income taxes, but may be subject to local taxes and to the federal alternative minimum tax. That means that for taxpayers in the highest federal income tax bracket, the taxable equivalent yields for our Investor Shares were 7.81% for the Long-Term Tax-Exempt Fund, 6.72% for the Intermediate-Term Tax-Exempt Fund, and 2.62% for the Tax-Exempt Money Market Fund.

=============================================================
TOTAL RETURNS                                Six Months Ended
                                                 May 31, 2002
-------------------------------------------------------------
VANGUARD CALIFORNIA TAX-EXEMPT MONEY MARKET FUND         0.7%
(SEC 7-Day Annualized Yield: 1.46%)
Average California Tax-Exempt Money Market Fund*         0.5
-------------------------------------------------------------
VANGUARD CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND
 Investor Shares                                         2.7%
 Admiral Shares                                          2.8
Average California Intermediate Municipal Debt Fund*     2.3
Lehman 7 Year Municipal Bond Index                       3.2
-------------------------------------------------------------
VANGUARD CALIFORNIA LONG-TERM TAX-EXEMPT FUND
 Investor Shares                                         2.1%
 Admiral Shares                                          2.1
Average California Municipal Debt Fund*                  1.1
Lehman Municipal Bond Index                              2.6
-------------------------------------------------------------
*Derived from data provided by Lipper Inc. For the Long-Term Tax-Exempt Fund, the Average California Insured Municipal Debt Fund through March 31, 2002; the Average California Municipal Debt Fund thereafter.

================================================================================
MARKET BAROMETER                                                   Total Returns
                                                      Periods Ended May 31, 2002
                                               ---------------------------------
                                                Six           One        Five
                                               Months          Year      Years*
--------------------------------------------------------------------------------
Bonds
Lehman Aggregate Bond Index                       2.3%          8.1%        7.6%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index               3.0           6.6         6.3
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        0.9           2.6         4.7
--------------------------------------------------------------------------------
Stokcs
Russell 1000 Index (Large-caps)                    -4.9%      -13.3%        6.4%
Russell 2000 Index (Small-caps)                     6.5        -0.5         6.4
Wilshire 5000 Index (Entire market)                -3.4       -11.8         6.0
MSCI EAFE Index (International)                     3.1        -9.6         0.3
================================================================================
CPI
Consumer Price Index                              1.4%          1.2%        2.3%
--------------------------------------------------------------------------------
*Annualized.

THE ECONOMY'S EXPANSION RESTRAINED BOND RETURNS
An economic recovery took hold in the United States during early 2002, but it appears as though the growth will not result in higher short-term interest rates--at least for now. The Federal Reserve Board indicated that an "accommodative" monetary policy, characterized by low short-term interest rates, was appropriate in light of rising unemployment and continuing economic uncertainty. However, the bond market apparently expects that growth will mean higher rates down the road: From November 30, 2001, to May 31, 2002, the yield of the 10-year U.S. Treasury note--a rate controlled by the market, not the Fed--rose 30 basis points (0.30 percentage point) to 5.05%.
     Bond prices declined as rates rose, but interest income offset the drop, providing investors with modestly positive total returns for the six months. The Lehman Brothers Aggregate Bond Index, a proxy for the broad investment-grade bond market, returned 2.3%. Despite some high-profile blowups in the telecommunications sector, corporate bonds provided modestly higher returns than U.S. Treasury securities with comparable maturities.

IN THE MUNI MARKET, MOST YIELDS DIPPED A BIT
Among tax-exempt municipal bonds, yields of short- and intermediate-term securities inched lower while yields of long-term bonds rose slightly. Yields of top-grade, 2-year municipal securities fell 8 basis points to 2.27% and yields of 10-year notes dipped 4 basis points to 4.16%. The 30-year muni bond yielded 5.17% on May 31, up 11 basis points from its starting point on November 30, 2001.
     Municipal bonds generally outperformed U.S. Treasury securities during the six months. However, as a result of the rise in Treasury yields and the slight declines in short- and intermediate-term muni yields, municipal bonds were not as attractive relative to Treasuries at the end of the fiscal half-year as they were at the beginning. On May 31, the 10-year municipal bond, whose interest income is exempt from federal income taxes, offered a yield that was equal to about 82% of the yield of the fully taxable 10-year U.S. Treasury note--still a great value for most investors. (The ratio was even higher, about 88%, at the end of November 2001.)

     See the Report from the Adviser on page 6 for more details on the municipal bond market.

STOCKS STAYED WEAK
During the past six months, weak corporate earnings and lingering concern about the integrity of financial statements obscured the good news about the economy's quick rebound from the 2001 recession. U.S. stocks, as represented by the Wilshire 5000 Total Market Index, returned -3.4% as investors focused on the negative.
     Large, previously top-performing companies, such as Intel and Cisco Systems, were hit especially hard. Corporate America continued to cut back on capital spending, particularly on the big-dollar technology investments that fueled much of the late-1990s boom. As profits shrank, stock valuations pulled back, a pattern that has prevailed since the bursting of the growth-stock bubble in March 2000.
     During the six months ended May 31, the stock market's best performers were small stocks with value characteristics. As a group, these stocks returned 16.4%, as measured by the Russell 2000 Value Index. Value stocks held up better, both because these shares had not been priced for the most optimistic scenarios and because many of these stocks represent basic industries, such as commodities producers, that thrive in the early stages of an economic recovery.
     Natural-resource and basic-processing industries have enjoyed an especially favorable climate in 2002. During the first quarter, more than half of the 6.1% annualized growth in U.S. real gross domestic product derived from additions to inventory, rather than final sales to consumers--a boon to the companies that supply the raw materials for goods to be finished farther up the production line.

YOUR FUNDS OUTPACED THEIR PEERS
As noted earlier, the return of each of the Vanguard(R) California Tax-Exempt Funds topped that of its average peer. The Intermediate-Term Tax-Exempt Fund's Investor Shares total return of 2.7% consisted of an income return of 2.2% and a 0.5% capital return. The Long-Term Tax-Exempt Fund's Investor Shares saw a -0.3% capital return offset by a 2.4% income return.
     A six-month return, of course, does not provide a complete picture of a bond fund's performance. That's because semiannual returns for bond funds account for only half of the year's interest income, while price changes immediately reflect current movements in interest rates--rising when rates fall and falling when rates rise. For perspective, it's important to consider a full year's interest income when evaluating a bond fund. For the 12 months ended May 31, 2002, the

================================================================================
The return of each of the Vanguard California Tax-Exempt Funds topped that of its average peer.
--------------------------------------------------------------------------------

================================================================================
Our funds are aided by skilled investment management and by our significant cost advantage.
--------------------------------------------------------------------------------

Intermediate-Term Tax-Exempt Fund Investor Shares earned a total return of 6.7%, consisting of an income return of 4.5% and a capital return of 2.2%. The Long-Term Tax-Exempt Fund Investor Shares earned a total return of 6.6%, consisting of an income return of 5.0% and a capital return of 1.6%.
     Though bond prices rise and fall over time, it is interest income that accounts for virtually all of a bond fund's long-term total return. Therefore, the best indicator of a bond fund's performance--though it is a far-from-perfect measure--is the fund's yield, currently 3.7% for the Intermediate-Term Tax-Exempt Fund's Investor Shares and 4.4% for the Long-Term Tax-Exempt Fund's Investor Shares.
     Our funds are aided in their quest to achieve superior performance by the skilled investment management of Vanguard's Fixed Income Group, which oversees all of our municipal bond funds, and by our significant cost advantage over competing funds. The Investor Shares of our funds have annualized expense ratios (expenses as a percentage of average net assets) of about 0.17%, or $1.70 per $1,000 invested. This is far below the 1.13% charged by the average California municipal debt fund, the 0.73% charged by the average California intermediate municipal debt fund, and the 0.60% charged by the average California tax-exempt money market fund, according to Lipper Inc. (The Admiral(TM) Shares of our Long-Term and Intermediate-Term Tax-Exempt Funds have an expense ratio of 0.12%.) Low costs are an especially powerful force in bond investing because the expenses incurred by a fund directly reduce the income paid by the fund. And because managers of funds with similar mandates choose from a similar pool of securities, differences in costs often translate into differences in total returns.

THE VALUE OF BONDS ENDURES
Though the popularity of bonds has risen as the stock market has fallen, it's important to understand that the value of holding a portion of your portfolio in fixed income investments does not fluctuate with the fortunes of stocks. We believe that bond funds and money market funds--particularly those that are exempt from federal and state taxes--are valuable in any kind of market. That is why we will always recommend that investors build and maintain investment programs with an appropriate combination of stock, bond, and money market funds.

================================================================================
INVESTOR SHARES
The class most commonly purchased.

ADMIRAL(TM) SHARES
A lower-cost class of shares available to longtime
shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------
4

     We thank you for your confidence in our approach and for entrusting your money to us.


Sincerely,

/S/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

June 11, 2002

===============================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE: NOVEMBER 30, 2001--MAY 31, 2002
                                                                               Distributions
                                                                                 Per Share
                                                                            -------------------
                                                      Starting      Ending     Income  Capital
                                                   Share Price Share Price  Dividends    Gains
-----------------------------------------------------------------------------------------------
VANGUARD CALIFORNIA TAX-EXEMPT MONEY MARKET FUND        $ 1.00      $ 1.00     $0.007   $0.000
-----------------------------------------------------------------------------------------------
VANGUARD CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND
  Investor Shares                                       $11.12      $11.18    $0.240    $0.000
  Admiral Shares                                         11.12       11.18     0.243     0.000
-----------------------------------------------------------------------------------------------
VANGUARD CALIFORNIA LONG-TERM TAX-EXEMPT FUND
  Investor Shares                                       $11.70      $11.66    $0.281    $0.000
  Admiral Shares                                         11.70       11.66     0.284     0.000
-----------------------------------------------------------------------------------------------

REPORT FROM THE ADVISER

During the six months ended May 31, 2002, the Vanguard California Tax-Exempt Funds provided positive returns that outpaced the results of their average peers. Overall, the increasing signs of economic recovery pushed U.S. Treasury bond prices lower during the fiscal half-year. However, yields of most short- and intermediate-term municipal securities dipped as their prices rose.

THE U.S.ECONOMY RECOVERED
The economic picture during the first half of the funds' 2002 fiscal year was considerably brighter than in the previous 12 months.
     The U.S. economy surged during the later stages of the semiannual period. In the first three months of 2002, real gross domestic product grew at an annual rate of 6.1%, well ahead of the 1.7% growth rate in fourth-quarter 2001 (not to mention the -1.3% contraction in the quarter before that). However, we note that U.S. consumers have essentially been carrying the rest of the economy on their backs. Spending continued at a terrific pace during the half-year as the wave of earlier home refinancings put extra cash into Americans' pockets.
     It's important to note that during the six months that ended on May 31, the nation and the financial markets were still dealing with the horrible events of September 11. The bond market, in particular, was affected by the intense interest in the safety offered by U.S. Treasury securities. Treasury prices soared immediately after the terrorist attacks but tailed off somewhat during the ensuing months as signs of economic growth emerged.
     As mentioned above, the most interesting aspect of the strong first-quarter economic growth was the remarkable spending stamina demonstrated by the American populace. Throughout the (relatively brief) recession, the U.S. consumer never blinked. People kept right on spending despite massive equity market losses, widespread layoffs, and a reportedly sharp drop in consumer confidence that was triggered by the terrorist attacks.
     Overall, the economy appeared to be digging out of the recession, as the slowdown in inventory cutbacks added strongly to growth. However, we believe that the recovery may not be quite as rapid as some market participants expect. In fact, we see at least
================================================================================
Investment Philosophy
The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and California income taxes by investing in high-quality securities issued by California state, county, and municipal governments.
--------------------------------------------------------------------------------
two factors arguing for a more modest rebound: the reduced level of business investment and the probability that consumer spending cannot continue at such a torrid pace.
     Of course, the economic environment affected the level of interest rates during the half-year. The recession and the tragic events of September 11 prompted the Federal Reserve Board to reduce its target for short-term interest rates to 1.75%--a four-decade low. However, the Fed seems in no hurry to increase short-term interest rates, even in light of the seemingly positive economic news. With inflation well in check--companies have little pricing power, and commodity prices are low--the Fed can afford to keep rates low without fearing that economic growth will trigger higher prices anytime soon.

MUNICIPAL BONDS PERFORMED WELL
The impact of the recession on many municipalities has lingered, despite the recent economic improvement. To fill budget gaps caused by lower tax receipts, state and local governments have used a variety of tactics. They have:
     *Securitized tobacco settlement payments (essentially trading the rights to future payments for cash now).
     * Cut spending.
     * Curtailed planned income-tax reductions.
     As shown in the table below, yields of short- and intermediate-term municipal bonds dipped during the six months. However, Treasuries' yields generally rose, and this widening spread made munis somewhat less attractive to investors with taxable accounts than they were six months ago. Two-year municipal bonds, which provided about 83% of the yield of a comparable Treasury security at the end of the 2001 fiscal year, offered about 71% of the Treasury yield as of May 31. Longer-term municipal bonds also offered less relative to Treasuries than they had on November 30, 2001, but these munis still provided about 93% of the 30-year bond's yield as of May 31.
=================================================================
MUNICIPAL BOND YIELDS
                                                          Change
Maturity           May 31, 2002   Nov. 30, 2001   (basis points)
-----------------------------------------------------------------
2 years                   2.27%           2.35%               -8
5 years                   3.31            3.40                -9
10 years                  4.16            4.20                -4
30 years                  5.17            5.06               +11
-----------------------------------------------------------------
Source: The Vanguard Group.

Nationally, issuance of municipal bonds through the first five months of 2002 was about 14% higher than a year earlier. In California, the supply of municipal debt that came to the market through May was ahead of last year's pace by about 22%. California has weathered its fiscal crisis so far, but the state government still faces some significant challenges.

     * California has a budget deficit of more than $23 billion and recently needed to borrow $7 billion to cover expenses because tax receipts have been considerably lower than anticipated.
     * The state is making major budget cuts to reduce the deficit.
     * Government officials now hope to bring to market its long-delayed $11 billion bond deal this fall. The bonds will help pay for last year's power crisis.
     Despite the difficulties, California's credit ratings, which were downgraded last year, were not cut further during the current fiscal year. In addition, the returns of California municipal bonds have held up relatively well because the poor performance of the stock market has driven up demand for bonds.
     Though municipal bonds are not quite as attractive relative to Treasuries as they were six months ago, we believe that munis still represent good value. In fact, for investors in the top federal income tax bracket, the 4.16% yield of a 10-year municipal bond on May 31 was equivalent to a yield of about 6.78% for a taxable bond. (The yield of the 10-year Treasury on May 31 was 5.05%.) This "extra" after-tax income represents a significant advantage for muni investors.

OUR PLEDGE TO OUR SHAREHOLDERS
Our dedication to sound investment-management principles and low costs has helped us to build an impressive performance record, both in the past six months and over the lifetimes of our funds. We fully expect that our time-tested investment philosophy will continue to work to the benefit of each of our shareholders.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
John M. Carbone, Principal
Daniel S. Solender, Principal
Vanguard Fixed Income Group

June 17, 2002

FUND PROFILE                                                  As of May 31, 2002
   for CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
This Profile provides a snapshot of the fund's characteristics. Key terms are defined on page 12.

===============================================
FINANCIAL ATTRIBUTES

Yield                                      1.5%
Average Maturity                        21 days
Average Quality                           MIG-1
Expense Ratio                            0.16%*
-----------------------------------------------

===============================================
DISTRIBUTION BY CREDIT QUALITY (% of portfolio)

MIG-1/SP-1+                               66.5%
A-1/P-1                                   31.7
AAA/AA                                     1.8
A                                          0.0
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------


*Annualized
                                                               [Drawing of a PC]
                                                               Visit our website
                                                              www.vanguard.com f
                                                            or regularly updated
                                                               fund information.

9

FUND PROFILE                                                  As of May 31, 2002
   for CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND
This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 12.

===============================================
FINANCIAL ATTRIBUTES
                                         Lehman
                            Fund         Index*
-----------------------------------------------
Number of Issues             508         43,314
Yield 4.3%
 Investor Shares            3.7%
 Admiral Shares             3.8%
Yield to Maturity           3.9%             --
Average Coupon              5.1%           5.3%
Average Maturity       6.7 years     13.9 years
Average Quality              AAA            AA+
Average Duration       5.4 years      7.8 years
Expense Ratio                                --
 Investor Shares         0.17%**
 Admiral Shares          0.12%**
Cash Investments            1.0%             --
-----------------------------------------------

===============================================
DISTRIBUTION BY CREDIT QUALITY (% of portfolio)

AAA                                       84.1%
AA                                         7.0
A                                          7.7
BBB                                        1.2
BB                                         0.0
B                                          0.0
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------

===============================================
INVESTMENT FOCUS

Credit Quality                             High
Average Maturity                         Medium
-----------------------------------------------

===============================================
VOLATILITY MEASURES
                                         Lehman
                            Fund         Index*
-----------------------------------------------
R-Squared                   0.92           1.00
Beta                        0.98           1.00
-----------------------------------------------

===============================================
DISTRIBUTION BY MATURITY       (% of portfolio)

Under 1 Year                               9.5%
1-5 Years                                 15.6
5-10 Years                                62.6
10-20 Years                               12.3
20-30 Years                                0.0
Over 30 Years                              0.0
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------

*Lehman Municipal Bond Index.
**Annualized.

FUND PROFILE                                                  As of May 31, 2002
   for CALIFORNIA LONG-TERM TAX-EXEMPT FUND
This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 12.

===============================================
FINANCIAL ATTRIBUTES
                                         Lehman
                            Fund         Index*
-----------------------------------------------
Number of Issues             365         43,314
Yield                                      4.3%
 Investor Shares            4.4%
 Admiral Shares             4.4%
Yield to Maturity           4.4%             --
Average Coupon              4.1%           5.3%
Average Maturity      10.6 years     13.9 years
Average Quality              AAA            AA+
Average Duration       7.6 years      7.8 years
Expense Ratio                                --
 Investor Shares         0.18%**
 Admiral Shares          0.12%**
Cash Investments            0.0%             --
-----------------------------------------------

===============================================
DISTRIBUTION BY CREDIT QUALITY (% of portfolio)

AAA                                       87.4%
AA                                         1.8
A                                          8.2
BBB                                        2.6
BB                                         0.0
B                                          0.0
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------

===============================================
INVESTMENT FOCUS
Credit Quality                             High
Average Maturity                           Long
-----------------------------------------------


===============================================
VOLATILITY MEASURES
                                         Lehman
                            Fund         Index*
-----------------------------------------------
R-Squared                   0.96           1.00
Beta                        1.26           1.00
-----------------------------------------------

===============================================
DISTRIBUTION BY MATURITY       (% of portfolio)

Under 1 Year                              11.3%
1-5 Years                                  9.8
5-10 Years                                41.0
10-20 Years                               25.5
20-30 Years                                9.4
Over 30 Years                              3.0
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------

*Lehman Municipal Bond Index.
**Annualized.

                                                               [Drawing of a PC]
                                                               Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES                                         As of May 31, 2002
All of the data on this page and the following page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Tax-Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
================================================================================
FISCAL-YEAR TOTAL RETURNS (%) November 30, 1991-May 31, 2002
--------------------------------------------------------------------------------

           CALIFORNIA TAX-EXEMPT                              AVERAGE
               MONEY MARKET FUND                                FUND*
Fiscal                     Total                                Total
Year                      Return                               Return
--------------------------------------------------------------------------------
1992                        3.0%                                 2.7%
1993                        2.4                                  2.0
1994                        2.6                                  2.3
1995                        3.7                                  3.3
1996                        3.3                                  2.9
1997                        3.4                                  3.0
1998                        3.1%                                 2.8%
1999                        2.8                                  2.4
2000                        3.4                                  3.1
2001                        2.6                                  2.2
2002**                      0.7                                  0.5
                        -----------------------------------------------
                        SEC 7-Day Annualized Yield (5/31/2002): 1.46%
--------------------------------------------------------------------------------
 *Average California  Tax-Exempt Money Market Fund; derived from data provided by Lipper Inc.
**Six months ended May 31, 2002.
Note: See Financial Highlights table on page 45 for dividend information.


=================================================================================================
AVERAGE ANNUAL TOTAL RETURNS for periods ended March 31, 2002
This table  presents  average annual total returns  through the latest  calendar quarter--rather  than  through  the end of the  fiscal  period.  Securities  and
Exchange Commission rules require that we provide this information.
                                                                                 Ten Years
                                                           One    Five -------------------------
                                        Inception Date    Year   Years   Capital  Income  Total
------------------------------------------------------------------------------------------------
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND       6/1/1987   2.04%   2.93%     0.00%   2.96%  2.96%
------------------------------------------------------------------------------------------------

CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND
================================================================================
FISCAL-YEAR TOTAL RETURNS (%) March 4, 1994-May 31, 2002
--------------------------------------------------------------------------------
             CALIFORNIA INTERMEDIATE-TERM
           TAX-EXEMPT FUND INVESTOR SHARES                   LEHMAN*
Fiscal              Capital        Income       Total           Total
Year                 Return        Return      Return          Return
--------------------------------------------------------------------------------
1994                  -3.6%          3.4%       -0.2%           -1.1%
1995                   8.3           5.6        13.9            15.2
1996                   1.3           5.1         6.4             5.2
1997                   1.0           4.9         5.9             6.0
1998                   2.7           4.8         7.5             7.3
1999                  -4.1%          4.4%        0.3%            0.5%
2000                   3.0           5.0         8.0             6.6
2001                   2.8           4.6         7.4             8.1
2002**                 0.5           2.2         2.7             3.2
--------------------------------------------------------------------------------
 *Lehman 7 Year Municipal Bond Index.
**Six months ended May 31, 2002.
Note: See Financial Highlights tables on page 46 for dividend and capital gains information.


CALIFORNIA LONG-TERM TAX-EXEMPT FUND
================================================================================
FISCAL-YEAR TOTAL RETURNS (%) November 30, 1991-May 31, 2002
--------------------------------------------------------------------------------
                CALIFORNIA LONG-TERM
           TAX-EXEMPT FUND INVESTOR SHARES                   LEHMAN*
Fiscal              Capital        Income       Total           Total
Year                 Return        Return      Return          Return
--------------------------------------------------------------------------------
1992                   4.4%          6.4%       10.8%           10.0%
1993                   5.7           5.8        11.5            11.1
1994                 -11.0           5.1        -5.9            -5.2
1995                  13.6           6.5        20.1            18.9
1996                   1.3           5.6         6.9             5.9
1997                   1.1           5.4         6.5             7.2
1998                   3.1%          5.2%        8.3%            7.8%
1999                  -7.0           4.8        -2.2            -1.1
2000                   5.5           5.6        11.1             8.2
2001                   2.6           5.1         7.7             8.8
2002**                -0.3           2.4         2.1             2.6
--------------------------------------------------------------------------------
 *Lehman Municipal Bond Index.
**Six months ended May 31, 2002.
Note: See Financial Highlights tables on page 47 for dividend and capital gains information.


=================================================================================================
AVERAGE ANNUAL TOTAL RETURNS for periods ended March 31, 2002
This table  presents  average annual total returns  through the latest  calendar quarter--rather  than  through  the end of the  fiscal  period.  Securities  and
Exchange Commission rules require that we provide this information.
                                                                                 Ten Years
                                                           One    Five -------------------------
                                        Inception Date    Year   Years   Capital  Income  Total
------------------------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND
   Investor Shares                            3/4/1994   2.88%   5.69%    1.10%*  4.83%* 5.93%*
   Admiral Shares                           11/12/2001  -2.43*      --        --      --     --
-------------------------------------------------------------------------------------------------
CALIFORNIA LONG-TERM TAX-EXEMPT FUND
   Investor Shares                            4/7/1986   2.37%   6.29%     1.41%   5.49%  6.90%
   Admiral Shares                           11/12/2001  -3.13*      --        --      --     --
-------------------------------------------------------------------------------------------------
*Return since inception.

FINANCIAL STATEMENTS
    May 31, 2002 (unaudited)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

===============================================================================================================
                                                                                               Face      Market
                                                                          Maturity           Amount      Value*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                         Coupon        Date            (000)       (000)
---------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.8%)
---------------------------------------------------------------------------------------------------------------
Alameda-Contra Costa CA School Financing Auth.
  (Capital Improvement Financing Pooled Project)COP VRDO         1.35%    6/6/2002(2)       $ 8,800       8,800
Alameda-Contra Costa CA School Financing Auth.
  (Capital Improvement Financing Pooled Project)COP VRDO         1.40%    6/6/2002LOC        10,645      10,645
Anaheim CA Public Improvement Corp. Lease COP VRDO               1.30%    6/5/2002(2)        28,480      28,480
Bay Area California Govt. Association Rev.
  (Bay Area Rapid Transit)                                       4.50%   6/15/2002(2)        12,500      12,505
California Community College Financing Auth. TOB VRDO            1.50%    6/5/2002*          25,000      25,000
California Dept. of Water Resources Water System Rev.
  (Central Valley) TOB VRDO                                      1.35%   7/18/2002(3)*       11,585      11,585
California Dept. of Water Resources Water System Rev.
  (Central Valley) TOB VRDO                                      1.39%    6/6/2002*          16,435      16,435
California Educ. Fac. Auth. Rev. (Pepperdine Univ.) VRDO         1.40%    6/6/2002            6,000       6,000
California Educ. Fac. Auth. Rev. (Stanford Univ.) TOB VRDO       1.34%    6/6/2002*          11,175      11,175
California Educ. Fac. Auth. Rev. (Stanford Univ.) VRDO           1.30%    6/5/2002           18,580      18,580
California Educ. Fac. Auth. Rev. (Univ. of San Francisco) VRDO   1.55%    6/5/2002LOC         6,500       6,500
California GO Eagle Trust TOB VRDO                               1.35%    6/6/2002(4)*       24,380      24,380
California GO TOB VRDO                                           1.39%    6/6/2002(2)*        5,275       5,275
California GO TOB VRDO                                           1.39%    6/6/2002(3)*        2,750       2,750
California Health Fac. Finance Auth. Rev.
  (Adventist Health System West Sutter Health)VRDO               1.30%    6/6/2002LOC        20,900      20,900
California Health Fac. Finance Auth. Rev.
  (Adventist Health System West Sutter Health)VRDO               1.60%    6/6/2002LOC         7,800       7,800
California Health Fac. Finance Auth. Rev.
  (Catholic Healthcare West) VRDO                                1.35%    6/5/2002(1)         7,300       7,300

===============================================================================================================
                                                                                               Face      Market
                                                                          Maturity           Amount      Value*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                         Coupon        Date            (000)       (000)
---------------------------------------------------------------------------------------------------------------
California Health Fac. Finance Auth. Rev.
  (Memorial Health Services) VRDO                                1.45%    6/5/2002          $42,220      42,220
California Housing Finance Agency Home Mortgage Rev.             2.95%   6/14/2002           49,395      49,395
California Housing Finance Agency Home Mortgage Rev.
  (Multi-Family Housing III) VRDO                                1.08%    6/5/2002            6,005       6,005
California Housing Finance Agency Home Mortgage Rev.
  (Multi-Family Housing III) VRDO                                1.17%    6/5/2002           19,000      19,000
California Housing Finance Agency Home Mortgage Rev.
  (Multi-Family Housing III) VRDO                                1.70%    6/4/2002            1,045       1,045
California Housing Finance Agency Home Mortgage Rev. VRDO        1.14%    6/5/2002(1)        34,000      34,000
California Housing Finance Agency Home Mortgage Rev. VRDO        1.14%    6/5/2002(4)        25,500      25,500
California Housing Finance Agency Home Mortgage Rev. VRDO        1.14%    6/5/2002(7)         6,015       6,015
California Housing Finance Agency Home Mortgage Rev. VRDO        1.39%    6/6/2002*           6,425       6,425
California Housing Finance Agency Home Mortgage Rev. VRDO        1.40%    6/5/2002(4)         3,300       3,300
California Housing Finance Agency Home Mortgage Rev. VRDO        1.45%    6/5/2002(4)         9,400       9,400
California Housing Finance Agency Home Mortgage Rev. VRDO        1.52%    6/4/2002              600         600
California Housing Finance Agency Home Mortgage Rev. VRDO        1.55%    6/4/2002(1)         8,400       8,400
California Housing Finance Agency Home Mortgage Rev. VRDO        1.58%    6/4/2002           39,035      39,035
California Infrastructure & Economic Dev. Bank
  (JP Getty Trust) CP                                            1.40%  11/20/2002            6,000       6,000
California Infrastructure & Economic Dev. Bank
  (JP Getty Trust) CP                                            1.45%  12/19/2002            7,000       7,000
California PCR Financing Auth. Rev. (Exxon) VRDO                 1.55%    6/4/2002            3,400       3,400
California PCR Financing Auth. Rev. (ExxonMobil) VRDO            1.60%    6/4/2002            5,000       5,000
California Pollution Control Financing Auth.
Solid Waste Disposal Rev. (Shell Oil Co.-Martinez) VRDO          1.60%    6/4/2002           67,940      67,940
California School Cash Reserve Program Auth. Pool A              4.00%    7/3/2002(2)       100,000     100,117
California School Fac. Financing Corp. COP VRDO                  1.35%    6/5/2002LOC         2,730       2,730
California Statewide Communities Dev. Auth.
  Multifamily Rev. (Canyon Creek Apts.) VRDO                     1.40%    6/5/2002LOC        28,800      28,800
California Statewide Communities Dev. Auth.
  Multifamily Rev. (Valley Palms Apts.) VRDO                     1.40%    6/6/2002LOC        13,500      13,500
California Statewide Community Dev. Auth. Rev.
  (Memorial Health Services) COP VRDO                            1.45%    6/5/2002           85,000      85,000
Clovis CA Unified School Dist. TRAN                              3.25%   6/30/2002           14,000      14,007
Conejo Valley CA Unified School Dist. TRAN                       3.25%    7/5/2002           10,120      10,126
Dublin San Ramon Services Dist. California Sewer COP VRDO        1.30%    6/6/2002(1)        12,500      12,500
East Bay CA Muni. Util. Dist. Water System Rev. VRDO             1.25%    6/5/2002(4)        10,000      10,000
Fontana CA Unified School Dist.
  (School Fac. Bridge Funding Program) COP VRDO                  1.30%    6/6/2002(4)         5,000       5,000
Fresno CA Sewer Rev. VRDO                                        1.30%    6/5/2002(3)        27,750      27,750
Fresno County CA TRAN                                            3.50%    7/1/2002           17,000      17,012
Irvine CA Assessment Dist. Improvement Bonds
  (Oak Creek) VRDO                                               1.55%    6/4/2002LOC         1,757       1,757
Irvine CA Assessment Dist. Improvement Bonds VRDO                1.65%    6/4/2002LOC        31,200      31,200
Irvine CA Ranch Water Dist. Rev. VRDO                            1.55%    6/4/2002            4,000       4,000
Irvine CA Ranch Water Dist. Rev. VRDO                            1.65%    6/4/2002LOC         8,400       8,400
Kern County CA (Public Fac.) VRDO                                1.30%    6/5/2002LOC        26,200      26,200
Kern County CA TRAN                                              3.50%    7/2/2002           60,000      60,046
Koch Industries California TOB VRDO                              1.35%    6/6/2002(4)*       34,741      34,741
Long Beach CA Harbor Rev. TOB VRDO                               1.36%    6/6/2002(1)*        7,345       7,345
Long Beach CA Harbor Rev. TOB VRDO                               1.50%   8/15/2002(3)*        6,710       6,710

===============================================================================================================
                                                                                               Face      Market
                                                                          Maturity           Amount      Value*
                                                                Coupon        Date            (000)       (000)
---------------------------------------------------------------------------------------------------------------
Los Angeles CA Community College Dist                            4.00%    8/1/2002          $12,570      12,597
Los Angeles CA Dept. of Water & Power Rev. CP                    1.15%   6/14/2002LOC        10,000       9,999
Los Angeles CA Dept. of Water & Power Rev. CP                    1.30%   8/28/2002LOC         9,000       9,000
Los Angeles CA Dept. of Water & Power Rev. CP                    1.35%   6/21/2002LOC        23,000      23,000
Los Angeles CA Dept. of Water & Power Rev. CP                    1.35%   6/24/2002LOC        23,000      23,000
Los Angeles CA Dept. of Water & Power Rev. CP                    1.45%   8/28/2002LOC         3,000       3,000
Los Angeles CA Dept. of Water & Power Rev. CP                    1.55%    8/9/2002LOC        22,000      22,000
Los Angeles CA Dept. of Water & Power Rev. TOB VRDO              1.35%    6/6/2002(1)*        8,350       8,350
Los Angeles CA Dept. of Water & Power Rev. VRDO                  1.30%    6/6/2002          105,350     105,350
Los Angeles CA Dept. of Water & Power Rev. VRDO                  1.40%    6/6/2002           30,000      30,000
Los Angeles CA Dept. of Water & Power Rev. VRDO                  1.55%    6/4/2002              200         200
Los Angeles CA Multifamily Housing Rev. (San Regis) VRDO         1.40%    6/6/2002LOC        23,600      23,600
Los Angeles CA TRAN                                              3.50%   6/28/2002           25,000      25,018
Los Angeles CA Unified School Dist. GO                           3.00%    7/1/2002           12,185      12,199
Los Angeles CA Unified School Dist. GO TOB VRDO                  1.34%    6/6/2002(3)*       30,845      30,845
Los Angeles CA Unified School Dist. TRAN                         3.00%    7/1/2003Y          10,000      10,130
Los Angeles CA Unified School Dist. TRAN                         3.25%    7/1/2003Y          20,000      20,313
Los Angeles CA Unified School Dist. TRAN                         4.00%   7/23/2002           26,485      26,538
Los Angeles CA Wastewater System Rev. CP                         1.45%   8/14/2002           12,500      12,500
Los Angeles CA Wastewater System Rev. CP                         1.60%   7/25/2002           16,000      16,000
Los Angeles CA Wastewater System Rev. PUT                        1.88%  10/31/2002(3)        35,000      35,000
Los Angeles County CA Metro. Transp. Auth. CP                    1.20%   7/11/2002LOC        14,594      14,594
Los Angeles County CA Metro. Transp. Auth. CP                    1.25%    7/9/2002LOC        14,764      14,764
Los Angeles County CA Metro. Transp. Auth.
  Sales Tax Rev. VRDO                                            1.30%    6/5/2002(3)        43,100      43,100
Los Angeles County CA Metro. Transp. Auth.
  Sales Tax Rev. VRDO                                            1.30%    6/6/2002(1)        43,070      43,070
Los Angeles County CA Pension Obligations VRDO                   1.30%    6/5/2002(2)       125,650     125,650
Los Angeles County CA Schools Pooled Financing
  Program TRAN                                                   3.50%    7/1/2002(4)        18,000      18,012
Los Angeles County CA TRAN                                       3.75%   6/28/2002           56,500      56,550
Marin County CA TRAN                                             3.50%    6/28/2002          18,500      18,513
Metro. Water Dist. of Southern California Rev. TOB VRDO          1.32%    6/6/2002*           5,668       5,668
Metro. Water Dist. of Southern California Rev. TOB VRDO          1.35%    6/6/2002*           5,000       5,000
Metro. Water Dist. of Southern California Rev. TOB VRDO          1.39%    6/6/2002*          14,995      14,995
Metro. Water Dist. of Southern California Rev. VRDO              1.25%    6/6/2002(2)         7,900       7,900
Metro. Water Dist. of Southern California Rev. VRDO              1.30%    6/5/2002           15,000      15,000
Metro. Water Dist. of Southern California Rev. VRDO              1.30%    6/6/2002           12,700      12,700
Metro. Water Dist. of Southern California Rev. VRDO              1.40%    6/6/2002           36,700      36,700
Metro. Water Dist. of Southern California Rev. VRDO              1.50%    6/4/2002           16,100      16,100
Metro. Water Dist. of Southern California Rev. VRDO              1.55%    6/4/2002           15,600      15,600
Metro. Water Dist. of Southern California Rev. VRDO              1.65%    6/4/2002           26,500      26,500
Mission Viejo CA Community Dev. Financing Auth.
  (Mission Viejo Mall Improvement) VRDO                          1.30%    6/5/2002LOC        31,100      31,100
MSR California Public Power Agency (San Juan Project) VRDO       1.60%    6/4/2002(1)        19,600      19,600
Newport Beach CA Rev. (Hoag Memorial Hospital) VRDO              1.55%    6/4/2002           30,375      30,375
Oakland CA Joint Powers Financing Auth. Lease Bonds VRDO         1.35%    6/6/2002(4)        79,000      79,000
Oakland CA Joint Powers Financing Auth. Lease Bonds VRDO         1.45%    6/6/2002(4)         2,200       2,200
Orange County CA Sanitation Dist. COP VRDO                       1.30%    6/6/2002(2)        31,700      31,700
Orange County CA Sanitation Dist. COP VRDO                       1.55%    6/4/2002            7,050       7,050
Otay CA Water Dist. (Capital Project) COP VRDO                   1.30%    6/5/2002LOC         8,400       8,400
Port of Oakland CA Rev. TOB VRDO                                 1.39%    6/6/2002(3)*       24,600      24,600

===============================================================================================================
                                                                                               Face      Market
                                                                          Maturity           Amount      Value*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                         Coupon        Date            (000)       (000)
---------------------------------------------------------------------------------------------------------------
Riverside County CA Public Fac. Project VRDO                     1.45%    6/4/2002LOC       $11,220      11,220
Sacramento County CA
  (Administration Center & Courthouse) VRDO                      1.35%    6/6/2002LOC         9,335       9,335
Sacramento County CA GO TOB VRDO                                 1.50%    6/5/2002*          72,500      72,500
San Bernardino CA Medical Center COP                             4.50%    8/1/2002(1)         7,000       7,035
San Bernardino CA Medical Center COP VRDO                        1.14%    6/5/2002(1)         9,300       9,300
San Diego CA Unified School Dist. COP                           5.375%    7/1/2002(1)        10,835      10,870
San Diego CA Unified School Dist. TRAN                           3.50%    8/1/2002           30,000      30,067
San Diego County CA Water Auth. CP                               1.15%   7/12/2002            5,000       5,000
San Diego County CA Water Auth. CP                               1.40%   6/13/2002            6,500       6,500
San Francisco CA Bay Area Rapid Transit Dist.
  Sales Tax Rev. TOB VRDO                                        1.34%    6/6/2002(3)*        2,745       2,745
San Francisco CA City & County Finance Corp. Lease Rev.
  (Moscone Center Expansion) VRDO                                1.25%    6/6/2002(2)         7,100       7,100
San Francisco CA City & County Finance Corp. Lease Rev.
  (Moscone Center Expansion) VRDO                                1.30%    6/6/2002(2)        19,000      19,000
San Francisco CA City & County Multifamily Housing Rev.
  (City Heights Apt.) VRDO                                       1.40%    6/5/2002LOC         4,000       4,000
San Jose CA Redev. Agency VRDO                                   1.40%    6/5/2002LOC        14,900      14,900
San Jose CA Unified School Dist. Santa Clara County TRAN         2.75%   11/6/2002           30,000      30,096
San Jose/Santa Clara CA Clean Water & Sewer
  Finance Auth. VRDO                                             1.30%    6/5/2002(3)         3,700       3,700
Southern CA Home Financing Auth.
  Single Family Mortgage Rev. TOB VRDO                           1.47%    6/6/2002*          37,000      37,000
Southern California Public Power Auth. Rev.
  (Transmission Project) VRDO                                    1.30%    6/5/2002(2)LOC     83,700      83,700
Southern California Public Power Auth. Rev.
  (Transmission Project) VRDO                                    1.30%    6/5/2002(4)        84,265      84,265
Torrance CA Hospital Rev.
  (Torrance Memorial Medical Center) VRDO                        1.33%    6/6/2002LOC         3,000       3,000
Univ. of California Regents CP                                   1.30%    9/3/2002           28,000      28,000
Univ. of California Regents CP                                   1.30%    9/9/2002           15,500      15,500
Univ. of California Regents CP                                   1.40%   6/20/2002           12,000      12,000
Univ. of California Regents CP                                   1.50%    8/9/2002            9,600       9,600
Univ. of California Regents CP                                   1.50%   8/16/2002           11,000      11,000
Val Verde CA Unified School Dist. COP VRDO                       1.30%    6/6/2002(4)        44,410      44,410
Vallejo CA Unified School Dist. VRDO                             1.35%    6/6/2002LOC         2,800       2,800
Ventura County CA CP                                             1.25%    6/10/2002LOC        6,800       6,800
Ventura County CA TOB VRDO                                       1.40%    6/5/2002*          25,000      25,000
Wateruse Financial Auth. of California VRDO                      1.35%    6/5/2002(4)        40,560      40,560
West Basin CA Muni. Water Dist. Rev. COP
  (Phase III Recycled Water) VRDO                                1.35%    6/5/2002LOC         6,900       6,900
OUTSIDE CALIFORNIA:
Puerto Rico Aqueduct & Sewer Auth. Rev. TOB VRDO                 1.30%    6/6/2002*          13,440      13,440
Puerto Rico Electric Power Auth. Rev. TOB VRDO                   1.30%    6/6/2002(1)*       11,895      11,895
Puerto Rico Electric Power Auth. Rev. TOB VRDO                   1.30%    6/6/2002(4)*       14,865      14,865
Puerto Rico Electric Power Auth. Rev. TOB VRDO                   1.32%    6/6/2002(4)*        2,100       2,100
Puerto Rico GO                                                   6.00%    7/1/2002(4)(Prere) 10,500      10,687
Puerto Rico GO TOB VRDO                                          1.29%    6/5/2002(1)*       24,995      24,995
Puerto Rico GO TOB VRDO                                          1.29%    6/5/2002(4)*       16,680      16,680
Puerto Rico GO TOB VRDO                                          1.30%    6/6/2002(1)*       27,905      27,905
Puerto Rico GO TOB VRDO                                          1.32%    6/6/2002(1)*       38,605      38,605

18

===============================================================================================================
                                                                                               Face      Market
                                                                          Maturity           Amount      Value*
                                                                Coupon        Date            (000)       (000)
---------------------------------------------------------------------------------------------------------------
Puerto Rico GO TOB VRDO                                          1.80%    1/9/2003(1)*      $ 8,810       8,810
Puerto Rico Govt. Dev. Bank VRDO                                 1.00%    6/5/2002(1)         5,900       5,900
Puerto Rico Highway & Transp. Auth. Highway Rev. TOB VRDO        1.30%    6/6/2002(1)*       17,535      17,535
Puerto Rico Highway & Transp. Auth. Highway Rev. TOB VRDO        1.30%    6/6/2002(4)*        5,305       5,305
Puerto Rico Highway & Transp. Auth. Transp. Rev. VRDO            1.30%    6/5/2002(2)         1,100       1,100
Puerto Rico Infrastructure Financing Auth.
  Special Obligation Bonds TOB VRDO                              1.30%    6/6/2002*          20,700      20,700
Puerto Rico Infrastructure Financing Auth.
  Special Tax Rev. TOB VRDO                                      1.30%    6/6/2002(2)*        6,515       6,515
Puerto Rico Public Buildings Auth. Govt. Fac. Rev. TOB VRDO      1.30%    6/6/2002(2)*        4,000       4,000
Puerto Rico Public Finance Corp. TOB VRDO                        1.32%    6/6/2002(1)*        7,605       7,605
Puerto Rico TRAN                                                 3.00%   7/30/2002           25,000      25,034
----------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(Cost $3,171,390)                                                                                     3,171,390
----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.2%)
----------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                     80,795
Liabilities                                                                                             (42,200)
                                                                                                      ----------
                                                                                                         38,595
                                                                                                      ----------
----------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------
Applicable  to  3,209,904,570  outstanding  $.001 par value shares of beneficial
interest (unlimited authorization)                                                                   $3,209,985
================================================================================================================
NET ASSET VALUE PER SHARE                                                                                 $1.00
================================================================================================================

*See Note A in Notes to Financial Statements.
*Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2002, the aggregate value of these securities was $599,479,000, representing 18.7% of net assets.
For key to abbreviations and other references, see page 41.

----------------------------------------------------------------------
AT MAY 31, 2002, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
                                                    Amount         Per
                                                     (000)       Share
----------------------------------------------------------------------
Paid-in Capital                                 $3,210,031       $1.00
Undistributed Net Investment Income                     --          --
Accumulated Net Realized Losses                       (46)          --
Unrealized Appreciation                                 --          --
----------------------------------------------------------------------
NET ASSETS                                      $3,209,985       $1.00
======================================================================

===============================================================================================================
                                                                                               Face      Market
                                                                          Maturity           Amount      Value*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                    Coupon        Date            (000)       (000)
---------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.0%)
---------------------------------------------------------------------------------------------------------------
ABAG Finance Auth. for Non-Profit Corp. Californi
  (Children's Hosp. Medical Center) COP                          6.00%   12/1/2015(2)         9,180      10,244
ABAG Finance Auth. for Non-Profit Corp. California
  (School of the Mechanical Arts)                                4.50%   10/1/2013              480         484
ABAG Finance Auth. for Non-Profit Corp. California
  (School of the Mechanical Arts)                                4.70%   10/1/2014              475         481
ABAG Finance Auth. for Non-Profit Corp. California
  (School of the Mechanical Arts)                                4.80%   10/1/2015              525         530
ABAG Finance Auth. for Non-Profit Corp. California
  (School of the Mechanical Arts)                                4.90%   10/1/2016              550         554
ABAG Finance Auth. for Non-Profit Corp. California
  (School of the Mechanical Arts)                                5.00%   10/1/2017              475         478
Alameda CA Corridor Transp. Auth. Rev.                           5.00%   10/1/2012(1)         1,950       2,086
Alameda CA Corridor Transp. Auth. Rev.                          5.125%   10/1/2014(1)         7,000       7,415
Alameda County CA (Medical Center) COP                           5.25%    6/1/2008(1)         1,965       2,169
Alameda County CA (Medical Center) COP                           5.25%    6/1/2009(1)         2,910       3,198
Alameda County CA (Medical Center) COP                           5.25%    6/1/2012(1)         1,595       1,712
Alameda County CA (Medical Center) COP                           5.25%    6/1/2013(1)         1,785       1,903
Alameda County CA (Medical Center) COP                          5.375%    6/1/2014(1)         1,880       2,005
Alameda County CA (Medical Center) COP                          5.375%    6/1/2015(1)         3,960       4,192
Alameda County CA COP                                           5.375%   12/1/2012(1)        11,000      12,252
Alameda County CA COP                                           5.375%   12/1/2013(1)        10,505      11,595
Alameda County CA COP                                           5.375%   12/1/2014(1)         3,000       3,279
Alameda County CA COP                                           5.375%   12/1/2015(1)         1,500       1,622
Anaheim CA Convention Center Finance COP                         0.00%    8/1/2004(1)         3,120       2,969
Anaheim CA Public Finance Auth. Electric System Rev.             5.00%   10/1/2015(4)         4,010       4,198
Anaheim CA Public Finance Auth. Electric System Rev.             5.00%   10/1/2016(4)         5,000       5,175
Anaheim CA Public Finance Auth. Electric System Rev.             5.25%   10/1/2014(4)         2,330       2,523
Anaheim CA Public Finance Auth. Electric System Rev.             5.25%   10/1/2017(4)         1,750       1,841
Anaheim CA Public Finance Auth. Lease Rev                        6.00%    9/1/2008(4)         2,000       2,299
Antioch CA Public Finance Auth. Reassessment Rev                 5.00%    9/2/2013(2)        12,200      12,752
Bay Area California Govt. Association Rev.
  (Bay Area Rapid Transit)                                       5.00%   6/15/2006(2)         4,310       4,680
Cabrillo CA Community College Dist. Rev.                         0.00%    8/1/2011(3)         2,465       1,666
Cabrillo CA Community College Dist. Rev.                         0.00%    8/1/2012(3)         2,525       1,614
Cabrillo CA Community College Dist. Rev.                         0.00%    8/1/2013(3)         2,590       1,557
Cabrillo CA Community College Dist. Rev.                         0.00%    8/1/2014(3)         2,655       1,494
California Dept. of Veteran Affairs Rev.                         4.95%   12/1/2012            3,620       3,703
California Dept. of Veteran Affairs Rev.                         5.05%   12/1/2013            6,140       6,247
California Dept. of Water Resources Water System Rev.
  (Central Valley)                                               5.50%   12/1/2014(4)         4,000       4,465
California Educ. Fac. Auth. Rev.                                6.875%    6/1/2014              360         406
California Educ. Fac. Auth. Rev.                                6.875%    6/1/2015              380         428
California Educ. Fac. Auth. Rev.                                6.875%    6/1/2016              400         448
California Educ. Fac. Auth. Rev. (Pomona College)                4.50%    1/1/2013            1,200       1,233
California Educ. Fac. Auth. Rev. (Pomona College)                4.50%    1/1/2014            1,200       1,220
California Educ. Fac. Auth. Rev. (Pomona College)                4.75%    1/1/2015            1,305       1,336
California Educ. Fac. Auth. Rev. (Pomona College)                4.75%    1/1/2016            1,095       1,111
California Educ. Fac. Auth. Rev. (Univ. of Southern California)  5.60%   10/1/2009            2,680       2,987
California GO                                                    5.00%    4/1/2010            1,900       2,025

===============================================================================================================
                                                                                               Face      Market
                                                                          Maturity           Amount      Value*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                    Coupon        Date            (000)       (000)
---------------------------------------------------------------------------------------------------------------
California GO                                                    5.00%    5/1/2012           30,000      31,669
California GO                                                    5.25%   10/1/2009            1,835       1,999
California GO                                                    5.25%    9/1/2013(1)        25,000      26,831
California GO                                                   5.375%    4/1/2014           20,595      22,013
California GO                                                   5.375%    4/1/2015           15,595      16,491
California GO                                                    5.40%   12/1/2014(1)         3,130       3,237
California GO                                                    5.75%   12/1/2009(2)        13,265      15,126
California GO                                                    5.75%    2/1/2011(3)         6,500       7,351
California Health Fac. Finance Auth. Rev.
  (Catholic Healthcare West)                                     5.50%    7/1/2008(1)         3,290       3,674
California Health Fac. Finance Auth. Rev.
  (Catholic Healthcare West)                                     5.50%    7/1/2009(1)         3,580       3,957
California Health Fac. Finance Auth. Rev.
  (Catholic Healthcare West)                                     5.50%    7/1/2010(1)         3,060       3,356
California Health Fac. Finance Auth. Rev.
  (Catholic Healthcare West)                                     5.50%    7/1/2011(1)         3,950       4,300
California Health Fac. Finance Auth. Rev.
  (Catholic Healthcare West)                                     5.50%    7/1/2012(1)         3,635       3,938
California Health Fac. Finance Auth. Rev.
  (Catholic Healthcare West)                                     5.75%    7/1/2010(1)         7,000       7,646
California Health Fac. Finance Auth. Rev.
  (Catholic Healthcare West)                                    5.875%  7/1/2009(2)           5,000       5,424
California Health Fac. Finance Auth. Rev.
  (Catholic Healthcare West)                                     7.00%    7/1/2005(2)         3,410       3,857
California Health Fac. Finance Auth. Rev.
  (Catholic Healthcare West)                                     7.00%    7/1/2006(2)         3,395       3,937
California Health Fac. Finance Auth. Rev. (Children's Hosp.)     6.00%    7/1/2002(1)         1,280       1,285
California Health Fac. Finance Auth. Rev. (Children's Hosp )     6.00%    7/1/2004(1)         1,645       1,775
California Health Fac. Finance Auth. Rev. (Children's Hosp.)     6.00%    7/1/2006(1)         1,000       1,123
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)    0.00%   10/1/2009(1)         7,140       5,334
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)    5.25%    6/1/2009(4)         6,290       6,909
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)    5.25%   10/1/2009(2)        10,525      11,599
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)    5.25%    6/1/2010(4)         5,310       5,798
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)    5.25%    6/1/2011(4)         7,250       7,852
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)    5.25%   10/1/2016            5,000       5,050
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)  5.50%    7/1/2002(1)         2,500       2,508
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)  5.50%    7/1/2003(1)         3,010       3,133
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)  5.50%    7/1/2004(1)         2,000       2,139
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)  5.50%    7/1/2010(1)         3,570       3,916
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)  5.75%    7/1/2005(1)         3,335       3,656
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)  5.75%    7/1/2006(1)         2,415       2,691
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)   5.25%    5/1/2003(1)         1,000       1,033
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)   5.50%    5/1/2004(1)         1,855       1,974
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)   5.50%    5/1/2005(1)         1,500       1,627
California Health Fac. Finance Auth. Rev.
  (Scripps Memorial Hosp.)                                       6.25%   10/1/2013(1)         3,000       3,070
California Health Fac. Finance Auth. Rev.
  (Sisters of Providence)                                        6.00%   10/1/2009(2)         4,490       5,183
California Health Fac. Finance Auth. Rev.
  (Summit Medical Center)                                        5.25%    5/1/2009(4)         3,500       3,764
California Health Fac. Finance Auth. Rev.
  (Summit Medical Center)                                        5.25%    5/1/2011(4)         1,700       1,807

===============================================================================================================
                                                                                               Face      Market
                                                                          Maturity           Amount      Value*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                    Coupon        Date            (000)       (000)
---------------------------------------------------------------------------------------------------------------
California Health Fac. Finance Auth. Rev. (Sutter Health)        5.50%   8/15/2012(4)         8,410       9,122
California Housing Finance Agency Home Mortgage Rev              0.00%    8/1/2027(1)         6,915       1,791
California Housing Finance Agency Home Mortgage Rev              5.85%    8/1/2016(1)         3,950       4,194
California Housing Finance Agency Home Mortgage Rev
  (Multi-Family Housing III) VRDO                                1.70%    6/4/2002            4,100       4,100
California Housing Finance Agency Home Mortgage Rev. VRDO        1.14%    6/5/2002(7)         6,385       6,385
California Housing Finance Agency Home Mortgage Rev. VRDO        1.55%    6/4/2002              700         700
California Housing Finance Agency Home Mortgage Rev. VRDO        1.58%    6/4/2002            5,700       5,700
California Infrastructure & Econ. Dev. Bank Rev                  5.50%    6/1/2012(1)         1,300       1,444
California Infrastructure & Econ. Dev. Bank Rev.
  (Asian Art Museum)                                             5.50%    6/1/2014(1)         2,935       3,209
California Infrastructure & Econ. Dev. Bank Rev.
  (Asian Art Museum)                                             5.50%    6/1/2015(1)         2,245       2,434
California Infrastructure & Econ. Dev. Bank Rev.
  (J. David Gladstone Institutional Project)                     5.00%   10/1/2010            1,325       1,401
California Infrastructure & Econ. Dev. Bank Rev.
  (J. David Gladstone Institutional Project)                     5.00%   10/1/2011            1,275       1,339
California Infrastructure & Econ. Dev. Bank Rev.
  (J. David Gladstone Institutional Project)                     5.00%   10/1/2012            2,950       3,076
California Infrastructure & Econ. Dev. Bank Rev.
  (J. David Gladstone Institutional Project)                     5.00%   10/1/2013            1,000       1,032
California Infrastructure & Econ. Dev. Bank Rev.
  (J. David Gladstone Institutional Project)                     5.50%   10/1/2014            2,250       2,398
California Infrastructure & Econ. Dev. Bank Rev.
  (J. David Gladstone Institutional Project)                     5.50%   10/1/2015            2,430       2,563
California Infrastructure & Econ. Dev. Bank Rev.
  (J. David Gladstone Institutional Project)                     5.50%   10/1/2016            3,620       3,779
California Infrastructure & Econ. Dev. Bank Rev.
  (J. David Gladstone Institutional Project)                     5.50%   10/1/2017            3,820       3,960
California PCR Financing Auth. Rev. (San Diego Gas & Electric)   5.90%    6/1/2014(1)        17,135      19,719
California Pollution Control Financing Auth.
  Solid Waste Disposal Rev. (Shell Oil Co.-Martinez) VRDO        1.60%    6/4/2002            3,810       3,810
California Public Works Board Lease Rev. (California State Univ.)5.30%   10/1/2015(2)         6,655       7,007
California Public Works Board Lease Rev. (Dept. of Corrections)  5.25%    6/1/2011(2)         5,050       5,563
California Public Works Board Lease Rev. (Dept. of Corrections) 5.375%   11/1/2014(1)         4,400       4,661
California Public Works Board Lease Rev. (Dept. of Corrections)  5.50%    1/1/2010(2)        10,000      10,739
California Public Works Board Lease Rev. (Dept. of Corrections)  5.50%    1/1/2014(2)         5,975       6,330
California Public Works Board Lease Rev. (Dept. of Corrections)  6.40%   11/1/2004(1)(Prere.) 5,000       5,620
California Public Works Board Lease Rev. (Secretary of State)    6.50%   12/1/2008(2)         5,000       5,885
California Public Works Board Lease Rev. (Univ. of California)  5.375%   10/1/2016(1)         4,750       4,989
California Public Works Board Lease Rev. (Univ. of California)   5.50%    9/1/2008(2)         5,185       5,800
California Public Works Board Lease Rev. (Univ. of California)   5.50%    9/1/2009(2)         4,015       4,444
California Public Works Board Lease Rev. (Univ. of California)   6.25%   12/1/2002(2)(Prere.) 1,000       1,044
California Statewide Community Dev. Auth. Multifamily Rev.
  (Archstone/Seascape)                                           5.25%    6/1/2008            2,000       2,061
California Statewide Community Dev. Auth. Rev.
  (Catholic Healthcare West)                                     6.00%    7/1/2009            3,405       3,623
California Statewide Community Dev. Auth. Rev.
  (Children's Hosp. of Los Angeles) COP                          6.00%    6/1/2008(1)         1,000       1,143
California Statewide Community Dev. Auth. Rev.
  (Children's Hosp. of Los Angeles) COP                          6.00%    6/1/2009(1)         3,615       4,152

22

===============================================================================================================
                                                                                               Face      Market
                                                                          Maturity           Amount      Value*
                                                                Coupon        Date            (000)       (000)
---------------------------------------------------------------------------------------------------------------
California Statewide Community Dev. Auth. Rev.
  (Children's Hosp. of Los Angeles) COP                          6.00%    6/1/2011(1)         2,365       2,725
California Statewide Community Dev. Auth. Rev.
  (Irvine Apartments) PUT                                        4.90%   5/15/2008            1,440       1,483
California Statewide Community Dev. Auth. Rev.
  (Irvine Apartments) PUT                                        5.05%   5/15/2008            2,500       2,578
California Statewide Community Dev. Auth. Rev.
  (Irvine Apartments) PUT                                        5.25%   5/15/2013            5,545       5,629
California Statewide Community Dev. Auth. Rev.
  (Kaiser Permanente)                                            3.85%    8/1/2006           35,390      35,544
California Statewide Community Dev. Auth. Rev.
  (Los Angeles Orthopedic Hosp. Foundation)                     5.125%    6/1/2013(2)         1,530       1,601
California Statewide Community Dev. Auth. Rev.
  (Los Angeles Orthopedic Hosp. Foundation)                      5.25%    6/1/2014(2)         1,610       1,685
California Statewide Community Dev. Auth. Rev.
  (Sherman Oaks Foundation)                                      5.50%    8/1/2015(2)         4,685       5,186
California Statewide Community Dev. Auth.
  Solid Fac. Disposal Rev                                        4.95%    4/1/2004            4,500       4,559
California Veterans GO                                           4.85%   12/1/2011            1,750       1,796
California Veterans GO                                           5.15%   12/1/2009           11,000      11,608
California Veterans GO                                           5.40%   12/1/2014            5,000       5,120
Calleguas-Las Virgines CA Muni. Water Dist. Rev                 5.125%    7/1/2014(3)         1,440       1,473
Capistrano CA Unified Public Schools Rev                         6.00%    9/1/2004(2)         2,160       2,346
Capistrano CA Unified Public Schools Rev                         6.00%    9/1/2005(2)         2,395       2,657
Central California Joint Powers Health Financing Auth. Rev.
  (Community Hosp. of Central California) COP                    4.00%    2/1/2005              250         254
Central California Joint Powers Health Financing Auth. Rev.
  (Community Hosp. of Central California) COP                    4.50%    2/1/2006            1,030       1,055
Central California Joint Powers Health Financing Auth. Rev.
  (Community Hosp. of Central California) COP                    4.75%    2/1/2007            1,075       1,105
Central California Joint Powers Health Financing Auth. Rev.
  (Community Hosp. of Central California) COP                    4.75%    2/1/2008            1,115       1,138
Central California Joint Powers Health Financing Auth. Rev.
  (Community Hosp. of Central California) COP                    4.75%    2/1/2009            1,165       1,178
Central California Joint Powers Health Financing Auth. Rev.
  (Community Hosp. of Central California) COP                    4.75%    2/1/2010            1,210       1,215
Central California Joint Powers Health Financing Auth. Rev.
  (Community Hosp. of Central California) COP                    5.00%    2/1/2011            1,115       1,129
Central California Joint Powers Health Financing Auth. Rev.
  (Community Hosp. of Central California) COP                    5.00%    2/1/2012            1,320       1,326
Central California Joint Powers Health Financing Auth. Rev.
  (Community Hosp. of Central California) COP                    5.25%    2/1/2014              700         703
Central California Joint Powers Health Financing Auth. Rev.
  (Community Hosp. of Central California) COP                    5.75%    2/1/2016            1,585       1,630
Central California Joint Powers Health Financing Auth. Rev.
  (Community Hosp. of Central California) COP                    6.00%    2/1/2015              390         411
Chaffey CA Joint Unified High School Dist. GO                    5.00%    5/1/2016(4)         1,720       1,783
Chaffey CA Joint Unified High School Dist. GO                    5.00%    5/1/2017(4)         1,840       1,891
Chino Basin CA Regional Financing Auth. Rev.
  (Muni. Water Dist. Sewer System)                               6.50%    8/1/2010(2)         3,095       3,670
Chula Vista CA IDR (San Diego Gas & Electric) PUT                7.00%   12/1/2005           30,000      33,339
Clovis CA Unified School Dist. GO                                0.00%    8/1/2004(3)         5,000       4,770

===============================================================================================================
                                                                                               Face      Market
                                                                          Maturity           Amount      Value*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                    Coupon        Date            (000)       (000)
---------------------------------------------------------------------------------------------------------------
Clovis CA Unified School Dist. GO                                0.00%    8/1/2005(3)        16,000      14,737
Clovis CA Unified School Dist. GO                                0.00%    8/1/2011(3)         2,675       1,808
Clovis CA Unified School Dist. GO                                0.00%    8/1/2012(3)         4,715       3,014
Contra Costa CA (Merrithew Memorial Hosp.) COP                   5.25%   11/1/2003(1)         3,230       3,389
Contra Costa CA (Merrithew Memorial Hosp.) COP                   6.00%   11/1/2007(1)         2,000       2,291
Corona CA Redev. Project                                         7.50%    9/1/2004(3)           970       1,084
Culver City CA Redev. Financing Auth                            5.375%   11/1/2016(4)         3,260       3,472
East Bay CA Muni. Util. Dist. Water System Rev.                  5.00%    6/1/2014(3)         2,575       2,671
East Bay CA Muni. Util. Dist. Water System Rev.                  5.20%    6/1/2008(1)        15,000      15,560
East Bay CA Muni. Util. Dist. Water System Rev.                  5.25%    6/1/2014(1)         3,775       4,055
East Whittier CA City School Dist.                               5.75%    8/1/2017(3)         1,670       1,892
El Dorado County CA Public Agency Finance Auth. Rev.             5.50%   2/15/2021(3)         2,420       2,485
El Dorado County CA Public Agency Finance Auth. Rev .            5.60%   2/15/2012(3)         3,900       4,183
Elsinore Valley CA Muni. Water Dist. COP                         6.00%    7/1/2012(3)         1,000       1,159
Foothill/Eastern Corridor Agency California Toll Road Rev.       5.25%   1/15/2013(1)         5,000       5,399
Foothill/Eastern Corridor Agency California Toll Road Rev.      5.375%   1/15/2015(1)         5,000       5,352
Foothill-De Anza Community College Dist. of California GO        6.00%    8/1/2011            1,330       1,534
Foothill-De Anza Community College Dist. of California GO        6.00%    8/1/2012            1,150       1,317
Foothill-De Anza Community College Dist. of California GO        6.00%    8/1/2013            1,235       1,410
Fresno CA Airport Rev.                                           6.00%    7/1/2013(4)         2,975       3,315
Fresno CA Airport Rev.                                           6.00%    7/1/2015(4)         2,290       2,523
Glendale CA School Dist. GO                                      5.75%    9/1/2017(3)         3,790       4,071
Imperial Irrigation Dist. of California (Electric System) COP    5.20%   11/1/2009(2)         7,900       8,739
Intermodal Container Transfer Fac. Joint Power Auth.
  California Rev.                                                5.00%   11/1/2010(2)         1,470       1,605
Intermodal Container Transfer Fac. Joint Power Auth.
  California Rev.                                                5.00%   11/1/2011(2)         1,665       1,811
Intermodal Container Transfer Fac. Joint Power Auth.
  California Rev.                                               5.125%   11/1/2012(2)         2,540       2,766
Intermodal Container Transfer Fac. Joint Power Auth.
  California Rev.                                               5.125%   11/1/2013(2)         1,870       2,029
Irvine CA Assessment Dist. Improvement Bonds VRDO                1.55%    6/4/2002            1,300       1,300
Irvine CA Public Fac. & Infrastructure Auth. Assessment Rev.     4.60%    9/2/2015(2)         2,925       2,951
Irvine CA Public Fac. & Infrastructure Auth. Assessment Rev.     4.70%    9/2/2016(2)         3,045       3,065
Irvine CA Ranch Water Dist. Rev. VRDO                            1.52%    6/4/2002LOC         1,000       1,000
La Quinta CA Redev. Agency (Tax Allocation)                      7.30%    9/1/2007(1)         1,240       1,485
La Quinta CA Redev. Agency (Tax Allocation)                      8.00%    9/1/2003(1)         1,325       1,426
Long Beach CA Finance Auth. Lease Rev.                           6.00%   11/1/2009(2)         3,735       4,325
Long Beach CA Finance Auth. Lease Rev.                           6.00%   11/1/2010(2)         3,860       4,488
Long Beach CA Finance Auth. Lease Rev.                           6.00%   11/1/2017(2)         3,420       3,961
Long Beach CA Finance Auth. Lease Rev.
  (Rainbow Harbor Refinancing)                                   5.25%    5/1/2014(2)         2,035       2,168
Long Beach CA Harbor Rev.                                        5.50%   5/15/2007            7,670       8,388
Long Beach CA Harbor Rev.                                        5.50%   5/15/2008            8,095       8,856
Long Beach CA Harbor Rev.                                        5.50%   5/15/2009            8,540       9,354
Long Beach CA Harbor Rev.                                        5.75%   5/15/2012           10,050      11,080
Long Beach CA Harbor Rev.                                        6.00%   5/15/2009(3)         2,770       3,121
Long Beach CA Harbor Rev.                                        6.00%   5/15/2010(3)         3,200       3,616
Long Beach CA Harbor Rev.                                        6.00%   5/15/2011(3)         1,000       1,139
Long Beach CA Harbor Rev.                                        6.00%   5/15/2012(3)         4,000       4,553
Long Beach CA Harbor Rev.                                        6.00%   5/15/2013(3)         6,700       7,636
Long Beach CA Harbor Rev.                                        6.00%   5/15/2014(3)         7,405       8,438

24

===============================================================================================================
                                                                                               Face      Market
                                                                          Maturity           Amount      Value*
                                                                Coupon        Date            (000)       (000)
---------------------------------------------------------------------------------------------------------------
Long Beach CA Harbor Rev                                         8.00%   5/15/2004(1)         3,305       3,650
Long Beach CA Harbor Rev                                         8.50%   5/15/2003(1)         6,235       6,615
Los Angeles CA Community College Dist                            5.50%    8/1/2013(1)         6,250       6,913
Los Angeles CA Convention & Exhibit Center Auth. Lease Rev.      6.00%   8/15/2010(1)        10,975      12,721
Los Angeles CA Convention & Exhibit Center Auth. Lease Rev      6.125%   8/15/2011(1)         1,300       1,525
Los Angeles CA COP                                               5.00%    4/1/2014(2)         1,435       1,514
Los Angeles CA COP                                               5.00%    4/1/2015(2)         1,560       1,628
Los Angeles CA COP                                               5.00%    4/1/2016(2)         1,725       1,780
Los Angeles CA COP                                               5.00%    4/1/2018(2)         1,950       1,982
Los Angeles CA Dept. of Water & Power Rev.                       5.00%  10/15/2015(1)        10,000      10,342
Los Angeles CA Dept. of Water & Power Rev.                       5.00%  10/15/2017(1)         7,600       7,745
Los Angeles CA Dept. of Water & Power Rev.                      5.125%  10/15/2013(1)         3,500       3,715
Los Angeles CA Dept. of Water & Power Rev.                       5.25%    7/1/2011(1)         1,515       1,671
Los Angeles CA Dept. of Water & Power Rev.                       5.25%    7/1/2012(1)        35,000      38,276
Los Angeles CA Dept. of Water & Power Rev.                       5.25%    7/1/2014(1)         3,545       3,804
Los Angeles CA Dept. of Water & Power Rev. VRDO                  1.30%    6/6/2002            1,700       1,700
Los Angeles CA GO                                                5.00%    9/1/2012(1)         9,315      10,014
Los Angeles CA GO                                                5.25%    9/1/2012(3)         2,000       2,210
Los Angeles CA Harbor Dept. Rev.                                 5.25%   11/1/2008            4,195       4,488
Los Angeles CA Harbor Dept. Rev.                                 5.50%    8/1/2007            3,000       3,256
Los Angeles CA Harbor Dept. Rev.                                 5.50%    8/1/2015(2)         1,625       1,722
Los Angeles CA Harbor Dept. Rev.                                5.875%    8/1/2010            6,000       6,442
Los Angeles CA Harbor Dept. Rev.                                 5.90%    8/1/2011            7,385       7,896
Los Angeles CA Muni. Improvement Corp. Lease Rev.                5.00%    9/1/2012(3)         7,480       8,097
Los Angeles CA Unified School Dist. COP                          5.50%   10/1/2007(1)         7,095       7,954
Los Angeles CA Unified School Dist. GO                           5.25%    7/1/2009(1)(Prere.) 5,175       5,778
Los Angeles CA Unified School Dist. GO                          5.375%    7/1/2008(3)(Prere.)10,000      11,246
Los Angeles CA Unified School Dist. GO                           5.50%    7/1/2010(3)(Prere.)19,300      21,708
Los Angeles CA Unified School Dist. GO                           5.50%    7/1/2011(1)        16,525      18,557
Los Angeles CA Unified School Dist. GO                           5.50%    7/1/2012(1)         5,240       5,896
Los Angeles CA Unified School Dist. GO                          5.625%    7/1/2009(1)(Prere.)16,615      18,942
Los Angeles CA Unified School Dist. GO                           5.75%    7/1/2014(1)        15,000      17,063
Los Angeles CA Unified School Dist. GO                           6.00%    7/1/2012(3)         1,470       1,704
Los Angeles CA Unified School Dist. GO                           6.00%    7/1/2013(3)         1,475       1,711
Los Angeles CA Unified School Dist. GO                           6.00%    7/1/2014(3)         1,440       1,672
Los Angeles CA Wastewater System Rev                            5.375%    6/1/2013(1)         5,000       5,523
Los Angeles CA Wastewater System Rev                             5.75%    6/1/2011(1)         7,960       8,425
Los Angeles CA Wastewater System Rev.                            6.50%    6/1/2004(1)(Prere.) 1,695       1,880
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.        4.75%    7/1/2013(2)         4,770       4,849
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.        5.00%    7/1/2013(4)         3,000       3,176
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.        5.25%    7/1/2012(1)         2,775       2,954
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.        5.25%    7/1/2014(1)         7,000       7,364
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.        5.25%    7/1/2014(4)        14,000      15,114
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.        5.40%    7/1/2009(2)         1,725       1,877
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.        5.50%    7/1/2017(2)         1,500       1,575
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.        5.75%    7/1/2008(4)         2,445       2,769
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.        6.00%    7/1/2011(2)         2,745       3,189
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.        6.25%    7/1/2002(1)(Prere.) 1,500       1,536
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.        9.00%    7/1/2006(1)         4,380       5,400
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.        9.00%    7/1/2007(1)         4,770       6,061
Los Angeles County CA Pension Obligations VRDO                   1.30%    6/5/2002(2)         2,495       2,495
Los Angeles County CA Public Works Financing Auth. Rev.          5.00%   10/1/2016(1)        10,000      10,246

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

===============================================================================================================
                                                                                               Face      Market
                                                                          Maturity           Amount      Value*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                    Coupon        Date            (000)       (000)
---------------------------------------------------------------------------------------------------------------
Los Angeles County CA Public Works Financing Auth. Rev.         5.125%    9/1/2008(1)         3,555       3,867
Los Angeles County CA Public Works Financing Auth. Rev.          5.25%    9/1/2015(1)         1,000       1,045
Los Angeles County CA Schools COP                                0.00%    8/1/2011(2)         1,945       1,310
Los Angeles County CA Schools COP                                0.00%    8/1/2013(2)         2,010       1,202
Los Angeles County CA Schools Regionalized Business
  Services COP                                                   0.00%    8/1/2009(2)         1,890       1,427
Metro. Water Dist. of Southern California Rev                    8.00%    7/1/2008            2,000       2,502
Metro. Water Dist. of Southern California Rev. VRDO              1.50%    6/4/2002            2,100       2,100
Metro. Water Dist. of Southern California Rev. VRDO              1.55%    6/4/2002            5,500       5,500
Metro. Water Dist. of Southern California Rev. VRDO              1.65%    6/4/2002            1,700       1,700
Modesto CA Irrigation Dist. Finance Auth. Rev                   5.125%    9/1/2015(2)         4,365       4,564
Mojave CA Water Agency COP                                       5.45%    9/1/2015(1)         6,150       6,553
Monterey County CA COP Master Plan Financing                     5.25%    8/1/2012(1)         1,455       1,592
Monterey County CA COP Master Plan Financing                     5.25%    8/1/2014(1)         2,200       2,362
Monterey County CA COP Master Plan Financing                     5.25%    8/1/2015(1)         1,000       1,063
MSR California Public Power Agency (San Juan Project)            5.00%    7/1/2009(1)         1,840       2,005
MSR California Public Power Agency (San Juan Project)            5.00%    7/1/2013(1)         1,500       1,594
MSR California Public Power Agency (San Juan Project)            5.00%    7/1/2014(1)         1,315       1,383
MSR California Public Power Agency (San Juan Project)           5.375%    7/1/2013(1)         2,500       2,660
MSR California Public Power Agency (San Juan Project)            5.85%    7/1/2006(2)         1,500       1,578
Mt. Diablo Unified School Dist. GO                               5.00%    8/1/2014(4)Y        2,020       2,137
Mt. Diablo Unified School Dist. GO                               5.00%    8/1/2015(4)Y        2,110       2,207
Mt. Diablo Unified School Dist. GO                               5.00%    8/1/2016(4)Y        2,210       2,286
Newark CA Unified School Dist. GO                                0.00%    8/1/2008(4)         1,685       1,347
Newark CA Unified School Dist. GO                                0.00%    8/1/2009(4)         1,065         805
Newark CA Unified School Dist. GO                                0.00%    8/1/2010(4)         1,000         714
Newport Beach CA Rev. (Hoag Memorial Hospital) VRDO              1.55%    6/4/2002            5,480       5,480
North City West CA Community Dist                                5.75%    9/1/2015(4)         2,000       2,201
North City West CA Community Dist                                6.00%    9/1/2005(4)         1,510       1,675
North City West CA Community Dist                                6.00%    9/1/2006(4)         1,600       1,806
North City West CA Community Dist                                6.00%    9/1/2007(4)         1,695       1,924
North Orange County CA Community College Dist. GO               5.375%    8/1/2018(1)         2,000       2,118
Northern California Power Agency Capital Fac. Rev.               5.25%    8/1/2015(2)         2,000       2,112
Oakland CA COP                                                   5.00%    4/1/2011(2)         1,855       2,008
Oakland CA COP                                                   5.00%    4/1/2012(2)         3,145       3,390
Oakland CA Redev. Agency (Central Dist.)                         6.00%    2/1/2008(2)         5,585       6,352
Oakland CA Unified School Dist. Alameda County                   5.00%    8/1/2012(4)         2,160       2,292
Oakland CA Unified School Dist. Alameda County                   5.00%    8/1/2013(4)         2,580       2,716
Oakland CA Unified School Dist. Alameda County                   5.00%    8/1/2014(4)         3,040       3,172
Ontario Montclair CA School Dist. COP School Fac.
  (Bridge Funding)                                               3.80%    9/1/2028(4)         9,000       9,004
Orange County CA Airport Rev.                                   5.375%    7/1/2009(1)         1,950       2,111
Orange County CA Airport Rev.                                    5.50%    7/1/2004(1)         3,555       3,774
Orange County CA Airport Rev.                                    5.50%    7/1/2011(1)         3,580       3,842
Orange County CA Airport Rev.                                    6.00%    7/1/2005(1)         4,020       4,377
Orange County CA Airport Rev.                                    6.00%    7/1/2006(1)         9,565      10,563
Orange County CA Dev. Agency Tax Allocation                      5.25%    9/1/2014(1)         1,415       1,529
Orange County CA Dev. Agency Tax Allocation                      5.25%    9/1/2015(1)         1,485       1,587
Orange County CA Dev. Agency Tax Allocation                     5.375%    9/1/2016(1)         1,570       1,679
Orange County CA Local Transp. Auth. Sales Tax Rev.              5.00%   2/15/2009(2)         5,010       5,443
Orange County CA Local Transp. Auth. Sales Tax Rev.              5.00%   2/15/2011(2)         3,250       3,517
Orange County CA Local Transp. Auth. Sales Tax Rev.              5.70%   2/15/2011(2)        15,445      17,504

26
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
===============================================================================================================
                                                                                               Face      Market
                                                                          Maturity           Amount      Value*
                                                                Coupon        Date            (000)       (000)
---------------------------------------------------------------------------------------------------------------
Orange County CA Recovery COP                                    6.00%    6/1/2008(1)         4,500       5,144
Orange County CA Recovery COP                                    6.00%    7/1/2008(1)        10,980      12,579
Orange County CA Recovery COP                                    6.00%    6/1/2010(1)         3,800       4,389
Orange County CA Sanitation Dist. COP VRDO                       1.30%    6/6/2002(2)         6,600       6,600
Orange County CA Sanitation Dist. COP VRDO                       1.55%    6/4/2002(2)         5,000       5,000
Palomar Pomerado Health System California Rev.                  5.375%   11/1/2010(1)         2,670       2,953
Palomar Pomerado Health System California Rev.                  5.375%   11/1/2012(1)         7,080       7,699
Pittsburg CA Redev. Agency Tax Allocation
  (Los Medanos Community Dev.)                                   5.50%    8/1/2002(3)(Prere.) 5,750       5,904
Port of Oakland CA Rev.                                         5.375%   11/1/2010(1)         9,000       9,719
Port of Oakland CA Rev.                                          5.50%   11/1/2008(3)         2,500       2,757
Port of Oakland CA Rev.                                          5.50%   11/1/2010(3)         8,805       9,662
Port of Oakland CA Rev.                                          5.50%   11/1/2011(1)         5,850       6,311
Rancho CA Water Dist. Finance Auth. Rev.                        5.875%   11/1/2010(3)         3,000       3,275
Redding CA Electric System COP                                  5.375%    6/1/2014(2)         1,500       1,576
Redding CA Electric System COP                                  5.375%    6/1/2015(2)         1,500       1,566
Redding CA Electric System COP                                  5.375%    6/1/2016(2)         2,080       2,161
Riverside CA Electric Rev                                       5.375%   10/1/2009(2)         2,115       2,349
Riverside CA Electric Rev                                       5.375%   10/1/2013(2)         5,895       6,352
Riverside CA Unified School Dist. GO                             5.25%    2/1/2017(3)         1,550       1,633
Roseville CA Water Util. Rev. COP                                5.20%   12/1/2015(3)         5,000       5,227
Sacramento CA Cogeneration Auth. Rev.                            5.00%    7/1/2017(1)         4,760       4,829
Sacramento CA Cogeneration Auth. Rev.                            5.25%    7/1/2011(1)         4,730       5,089
Sacramento CA Cogeneration Auth. Rev.                            5.25%    7/1/2014(1)         5,500       5,801
Sacramento CA Cogeneration Auth. Rev.                            5.25%    7/1/2015(1)         5,755       6,026
Sacramento CA County Sanitation Dist. Financing Auth             6.00%   12/1/2013            2,500       2,865
Sacramento CA County Sanitation Dist. Financing Auth             6.00%   12/1/2015            2,500       2,823
Sacramento CA Financing Auth. Lease Rev.                         5.00%   11/1/2014            4,170       4,436
Sacramento CA Muni. Util. Dist. Rev.                             5.10%    7/1/2013(2)         5,000       5,288
Sacramento CA Muni. Util. Dist. Rev.                            5.125%    7/1/2015(1)         8,270       8,611
Sacramento CA Muni. Util. Dist. Rev.                             5.25%   8/15/2013(4)         1,000       1,086
Sacramento CA Muni. Util. Dist. Rev.                             5.25%   8/15/2014(4)         2,500       2,689
Sacramento CA Muni. Util. Dist. Rev.                             5.25%   8/15/2017(4)         2,500       2,619
Sacramento CA Muni. Util. Dist. Rev.                             5.75%    1/1/2004(1)(Prere.) 4,255       4,592
Sacramento CA Muni. Util. Dist. Rev.                             5.75%    1/1/2010(1)           745         799
Sacramento CA Muni. Util. Dist. Rev.                             6.20%   8/15/2005(1)         2,000       2,059
Sacramento CA Muni. Util. Dist. Rev.                             6.25%   8/15/2007(1)         8,000       8,235
Sacramento CA Redev. Agency (Merged Downtown Project)            5.25%   11/1/2010(4)         3,895       4,291
Sacramento County CA Public Fac. Finance Corp. COP
  (Main Detention Fac.)                                          5.50%    6/1/2010(1)         5,500       6,168
Salinas Valley CA Solid Waste Auth. Rev.                        5.625%    8/1/2014(2)         1,085       1,169
Salinas Valley CA Solid Waste Auth. Rev.                        5.625%    8/1/2015(2)         1,150       1,228
Salinas Valley CA Solid Waste Auth. Rev.                        5.625%    8/1/2016(2)         1,215       1,286
Salinas Valley CA Solid Waste Auth. Rev.                        5.625%    8/1/2017(2)         1,285       1,351
Salinas Valley CA Solid Waste Auth. Rev.                        5.625%    8/1/2018(2)         1,360       1,419
San Bernardino CA Medical Center COP                             5.00%    8/1/2003(1)         1,300       1,350
San Bernardino CA Medical Center COP                             5.50%    8/1/2006(1)         8,500       9,405
San Bernardino CA Medical Center COP                             5.50%    8/1/2007(1)         5,000       5,581
San Diego CA COP Water Util. Fund Net System Rev.               5.375%    8/1/2015(3)         2,085       2,212
San Diego CA Financing Auth. Lease Rev.
  (Convention Center Expansion)                                  5.25%    4/1/2012(2)         3,000       3,231

===============================================================================================================
                                                                                               Face      Market
                                                                          Maturity           Amount      Value*
 CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                   Coupon        Date            (000)       (000)
---------------------------------------------------------------------------------------------------------------
San Diego CA Financing Auth. Lease Rev.
  (Convention Center Expansion)                                  5.25%    4/1/2014(2)         5,680       6,032
San Diego CA Unified School Dist. COP                           5.375%    7/1/2003(1)        10,435      10,865
San Diego CA Unified School Dist. GO                             0.00%    7/1/2009(3)         6,270       4,764
San Diego CA Unified School Dist. GO                             0.00%    7/1/2014(3)         3,400       1,921
San Diego CA Water Auth. Rev. COP                                5.00%    5/1/2013(3)         2,000       2,100
San Diego CA Water Util. Rev.                                   5.375%    8/1/2012(3)         2,000       2,166
San Diego CA Water Util. Rev.                                   5.375%    8/1/2014(3)         3,000       3,206
San Diego County CA COP                                          5.00%    2/1/2009(2)         2,360       2,563
San Diego County CA COP                                          5.00%    2/1/2011(2)         2,310       2,499
San Diego County CA COP                                          5.25%    5/1/2011(2)         3,395       3,699
San Diego County CA Regional Transp. Auth. Sales Tax Rev         6.00%    4/1/2004(2)         3,000       3,213
San Francisco CA Bay Area Rapid Transit Rev.                     5.55%    7/1/2005(3)(Prere.) 2,260       2,496
San Francisco CA Bay Area Rapid Transit Rev.                     5.55%    7/1/2009(3)         2,660       2,901
San Francisco CA City & County COP (San Bruno Jail No. 35)       5.25%   10/1/2013(2)         1,490       1,604
San Francisco CA City & County COP (San Bruno Jail No. 35)       5.25%   10/1/2014(2)         2,860       3,055
San Francisco CA City & County International Airport Rev.        5.00%    5/1/2004(1)         3,500       3,667
San Francisco CA City & County International Airport Rev.        5.00%    5/1/2012(3)         2,065       2,169
San Francisco CA City & County International Airport Rev.        5.00%    5/1/2014(3)         1,840       1,892
San Francisco CA City & County International Airport Rev.        5.25%    5/1/2008(4)(Prere.) 2,250       2,509
San Francisco CA City & County International Airport Rev.        5.25%    5/1/2011(3)         4,150       4,430
San Francisco CA City & County International Airport Rev.        5.25%    5/1/2012(3)         4,380       4,646
San Francisco CA City & County International Airport Rev.        5.25%    5/1/2013(1)         2,430       2,647
San Francisco CA City & County International Airport Rev.        5.25%    5/1/2014(1)         3,185       3,435
San Francisco CA City & County International Airport Rev.        5.25%    5/1/2015(1)         4,015       4,283
San Francisco CA City & County International Airport Rev.        5.50%    5/1/2006(3)(Prere.) 5,960       6,644
San Francisco CA City & County International Airport Rev.        5.50%    5/1/2008(4)         4,310       4,711
San Francisco CA City & County International Airport Rev.        5.50%    5/1/2008(4)(Prere.)  2,135      2,409
San Francisco CA City & County International Airport Rev.        5.50%    5/1/2009(1)         2,945       3,210
San Francisco CA City & County International Airport Rev.        5.50%    5/1/2009(3)         3,000       3,282
San Francisco CA City & County International Airport Rev.        5.50%    5/1/2009(4)         5,025       5,510
San Francisco CA City & County International Airport Rev.        5.50%    5/1/2010(1)         4,335       4,742
San Francisco CA City & County International Airport Rev.        5.50%    5/1/2010(3)         2,000       2,182
San Francisco CA City & County International Airport Rev.        5.50%    5/1/2010(4)         5,300       5,762
San Francisco CA City & County International Airport Rev.        5.50%    5/1/2012(4)         3,650       3,899
San Francisco CA City & County International Airport Rev.        5.50%    5/1/2014(4)         4,065       4,286
San Francisco CA City & County International Airport Rev.        6.00%    5/1/2007(1)         2,645       2,948
San Francisco CA City & County International Airport Rev.        6.00%   10/1/2011(2)         2,000       2,068
San Francisco CA City & County International Airport Rev.        6.25%    5/1/2008(1)         2,190       2,476
San Francisco CA City & County International Airport Rev.        6.40%    5/1/2003(1)(Prere.)   470         500
San Francisco CA City & County International Airport Rev.        6.40%    5/1/2005(1)         2,330       2,457
San Francisco CA City & County International Airport Rev.        6.60%    5/1/2003(1)(Prere.)   170         181
San Francisco CA City & County International Airport Rev.        6.60%    5/1/2007(1)           830         881
San Francisco City and County GO                                 5.00%   6/15/2011           10,000      10,839
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.      0.00%   1/15/2003(1)         6,000       5,933
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.      0.00%   1/15/2006(1)        10,000       8,977
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.      0.00%   1/15/2011(1)         7,140       4,935
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.      0.00%   1/15/2014(1)         5,500       3,169
San Jose CA Financing Auth. Lease Rev.                           5.00%    9/1/2013(1)         9,570      10,197
San Jose CA Financing Auth. Lease Rev.                           5.00%    9/1/2014(1)        10,040      10,579
San Jose CA Redev. Agency                                        4.50%    8/1/2013(1)         9,000       9,238
San Jose CA Unified School Dist.                                 5.50%    8/1/2012(3)         1,930       2,147

28

===============================================================================================================
                                                                                               Face      Market
                                                                          Maturity           Amount      Value*
                                                                Coupon        Date            (000)       (000)
---------------------------------------------------------------------------------------------------------------
San Jose CA Unified School Dist.                                 5.50%    8/1/2013(3)         1,950       2,152
San Jose CA Unified School Dist.                                 5.60%    8/1/2014(3)         2,685       2,962
San Jose CA Unified School Dist.                                 5.60%    8/1/2015(3)         2,745       3,001
San Jose CA Unified School Dist. Santa Clara County              5.25%    8/1/2014(4)         2,540       2,731
San Jose CA Unified School Dist. Santa Clara County              5.25%    8/1/2015(4)         2,790       2,969
San Mateo CA Redev. Auth. Tax Allocation                         4.75%    8/1/2010            1,375       1,445
San Mateo CA Redev. Auth. Tax Allocation                         4.75%    8/1/2011            1,255       1,310
San Mateo CA Redev. Auth. Tax Allocation                         5.00%    8/1/2012            1,000       1,052
San Mateo CA Redev. Auth. Tax Allocation                         5.20%    8/1/2015            2,045       2,120
San Mateo CA Redev. Auth. Tax Allocation                         5.25%    8/1/2016            2,225       2,297
San Mateo County CA Transp. Dist. Sales Tax Rev.                 5.00%    6/1/2013(1)         1,930       2,068
San Mateo County CA Transp. Dist. Sales Tax Rev.                 5.25%    6/1/2013(4)         1,865       2,006
San Mateo County CA Transp. Dist. Sales Tax Rev.                 5.25%    6/1/2014(4)         4,275       4,563
San Ramon Valley CA Unified School Dist. GO                      0.00%    7/1/2007(3)         3,950       3,343
Santa Ana CA Finance Auth. Rev.                                 5.375%    9/1/2009(1)         3,040       3,392
Santa Ana CA Finance Auth. Rev.                                 5.375%    9/1/2010(1)         1,600       1,772
Santa Barbara County CA COP                                      5.25%   12/1/2013(2)         2,355       2,594
Santa Barbara County CA COP                                      5.25%   12/1/2015(2)         1,065       1,147
Santa Barbara County CA COP                                      5.25%   12/1/2016(2)         1,760       1,876
Santa Clara CA Redev. Agency (Bayshore North)                    5.75%    7/1/2014(2)         2,150       2,201
Santa Clara County CA Financing Auth. Lease Rev.                 5.50%   5/15/2011(2)         4,535       5,067
Santa Clara County CA Financing Auth. Lease Rev.                 5.50%   5/15/2012(2)         4,785       5,312
Santa Clara County CA Financing Auth. Lease Rev.                 7.75%   11/15/201(2)         4,500       5,786
Santa Margarita/Dana Point CA Auth. Rev.                         5.50%    8/1/2008(2)         3,345       3,744
Santa Margarita/Dana Point CA Auth. Rev.                         5.50%    8/1/2009(2)         3,860       4,275
Santa Margarita/Dana Point CA Auth. Rev.                         5.50%    8/1/2010(2)         2,245       2,467
Santa Margarita/Dana Point CA Auth. Rev.                         7.25%    8/1/2006(1)         3,315       3,890
Santa Margarita/Dana Point CA Auth. Rev.                         7.25%    8/1/2010(1)         2,180       2,711
Santa Margarita/Dana Point CA Auth. Rev.                         7.25%    8/1/2011(1)         1,640       2,064
Santa Rosa CA Waste Water Rev.                                   6.20%    7/2/2009(2)         2,450       2,497
South Orange County CA Public Finance Auth. Rev.                 5.25%   8/15/2013(2)         2,290       2,462
South Orange County CA Public Finance Auth. Rev.                5.375%   8/15/2012(4)         5,605       6,121
South Orange County CA Public Finance Auth. Rev.                 7.00%    9/1/2005(1)         3,440       3,917
South Orange County CA Public Finance Auth. Rev.                 7.00%    9/1/2007(1)         1,000       1,188
South Orange County CA Public Finance Auth. Rev.                 7.00%    9/1/2008(1)         5,610       6,743
South Orange County CA Public Finance Auth. Rev.                 7.00%    9/1/2009(1)         5,000       6,070
South Orange County CA Public Finance Auth. Rev.                 7.00%    9/1/2010(1)         3,300       4,049
South Orange County CA Public Finance Auth. Rev.                 7.00%    9/1/2011(1)         3,490       4,332
South Orange County CA Public Finance Auth. Rev.                 9.50%   8/15/2004(1)         4,395       5,083
South Placer CA Wastewater Auth.                                 5.50%   11/1/2011(4)           660         741
South Placer CA Wastewater Auth.                                 5.50%   11/1/2012(3)         1,640       1,829
South Placer CA Wastewater Auth.                                 5.50%   11/1/2013(3)         2,190       2,422
South Placer CA Wastewater Auth.                                 5.50%   11/1/2014(4)         1,000       1,097
Southern California Rapid Transit Dist. Rev.                     5.80%    9/1/2006(2)         2,000       2,244
Sweetwater CA Water Rev                                          7.00%    4/1/2010(2)         1,555       1,562
Tri-City CA Hosp. Dist.                                          5.50%   2/15/2008(1)         3,805       4,156
Tri-City CA Hosp. Dist.                                          5.50%   2/15/2009(1)         2,665       2,889
Tri-City CA Hosp. Dist.                                         5.625%   2/15/2011(1)         2,970       3,194
Tri-City CA Hosp. Dist.                                         5.625%   2/15/2012(1)         1,880       2,015
Tulare County CA COP                                             5.00%   8/15/2014(1)         5,065       5,409
Tulare County CA COP                                             5.00%   8/15/2015(1)         6,460       6,858
Tulare County CA COP                                             5.70%  11/15/2003(1)         1,000       1,057

===============================================================================================================
                                                                                               Face      Market
                                                                          Maturity           Amount      Value*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                    Coupon        Date            (000)       (000)
---------------------------------------------------------------------------------------------------------------

Tulare County CA COP                                             5.80%  11/15/2004(1)         1,000       1,089
Univ. of California Rev. (Medical Center)                       5.625%    7/1/2010(2)         6,660       7,186
Univ. of California Rev. (Multiple Purpose Project)              5.00%    9/1/2013            1,000       1,050
Univ. of California Rev. (Multiple Purpose Project)              5.00%    9/1/2014            8,485       8,839
Univ. of California Rev. (Multiple Purpose Project)             5.125%    9/1/2013(3)         3,150       3,368
Univ. of California Rev. (Multiple Purpose Project)             10.00%    9/1/2002(1)         2,950       3,012
Univ. of California Rev. (Multiple Purpose Project)             10.00%    9/1/2002(2)         1,000       1,021
Univ. of California Rev. (Multiple Purpose Project)             10.00%    9/1/2003(2)         2,000       2,201
Univ. of California Rev. (Multiple Purpose Project)             12.00%    9/1/2003(2)         2,000       2,248
Univ. of California Rev. (San Diego Medical Center)             5.125%   12/1/2014(4)         4,290       4,560
Univ. of California Rev. (San Diego Medical Center)             5.125%   12/1/2015(4)         4,515       4,753
Ventura County CA COP Public Finance Auth                       5.375%   8/15/2013(4)         4,320       4,644
Vista CA Unified School Dist. GO                                5.375%    8/1/2015(4)         1,500       1,621
Vista CA Unified School Dist. GO                                5.375%    8/1/2016(4)         1,885       2,018
Vista CA Unified School Dist. GO                                5.375%    8/1/2017(4)         1,615       1,716
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)        6.00%    6/1/2003(1)         3,380       3,525
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)        6.00%    6/1/2004(1)         3,580       3,853
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)        6.00%    6/1/2005(1)         3,675       4,045
OUTSIDE CALIFORNIA:
Guam Govt. Ltd. Obligation Infrastructure Improvement Rev.       5.25%   11/1/2003(2)         1,635       1,714
Puerto Rico Aqueduct & Sewer Auth. Rev.                          6.00%    7/1/2009(1)         5,250       6,017
Puerto Rico Aqueduct & Sewer Auth. Rev.                          6.25%    7/1/2012(1)         1,000       1,177
Puerto Rico Electric Power Auth. Rev.                            5.50%    7/1/2011(4)         6,050       6,724
Puerto Rico Electric Power Auth. Rev.                            5.75%    7/1/2010(4)(Prere.)10,400      11,900
Puerto Rico Electric Power Auth. Rev.                            6.00%    7/1/2012(1)         8,235       9,509
Puerto Rico Electric Power Auth. Rev.                            6.25%    7/1/2010(1)         1,850       2,156
Puerto Rico Electric Power Auth. Rev.                            6.50%    7/1/2005(1)         5,500       6,135
Puerto Rico GO                                                   5.50%    7/1/2011(3)        12,975      14,466
Puerto Rico GO                                                   5.50%    7/1/2014(1)         5,650       6,289
Puerto Rico GO                                                   5.50%    7/1/2015(1)        20,000      22,212
Puerto Rico GO                                                   5.75%    7/1/2008(1)         6,985       7,870
Puerto Rico GO                                                   5.75%    7/1/2010(2)         7,000       7,921
Puerto Rico GO                                                   5.75%    7/1/2012(1)         1,115       1,265
Puerto Rico GO                                                   6.50%    7/1/2011(1)         2,500       2,976
Puerto Rico GO                                                   6.50%    7/1/2014(1)         7,260       8,760
Puerto Rico Govt. Dev. Bank VRDO                                 1.00%    6/5/2002(1)        19,100      19,100
Puerto Rico Highway & Transp. Auth. Highway Rev.                 5.50%    7/1/2013(1)         2,250       2,513
Puerto Rico Highway & Transp. Auth. Transp. Rev.                 5.25%    7/1/2009           10,000      10,809
Puerto Rico Highway & Transp. Auth. Transp. Rev.                 5.25%    7/1/2010            5,000       5,389
Puerto Rico Highway & Transp. Auth. Transp. Rev.                5.625%    7/1/2010(1)(Prere.) 5,445       6,195
Puerto Rico Highway & Transp. Auth. Transp. Rev.                 6.00%    7/1/2010(1)(Prere.) 7,470       8,693
Puerto Rico Housing Finance Corp. Home Mortgage Rev.             4.45%    6/1/2027            8,975       9,186
Puerto Rico Muni. Finance Agency                                 5.50%    8/1/2007(4)         4,000       4,446
Puerto Rico Muni. Finance Agency                                5.625%    8/1/2010(4)        17,775      19,868
Puerto Rico Muni. Finance Agency                                 5.75%    8/1/2011(4)         5,500       6,139
Puerto Rico Public Buildings Auth. Govt. Fac. Re.               5.25%     7/1/2009           11,345      12,263
Univ. of Puerto Rico Rev.                                        5.20%    6/1/2016(1)         1,215       1,271
Univ. of Puerto Rico Rev.                                        5.75%    6/1/2012(1)         2,000       2,226
Univ. of Puerto Rico Rev.                                        5.75%    6/1/2016(1)         1,000       1,094
----------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(Cost $2,154,536)                                                                                     2,244,084
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                                         Market
                                                                                                         Value*
                                                                                                          (000)
----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.0%)
----------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                   $ 38,455
Liabilities                                                                                             (16,823)
                                                                                                      ----------
                                                                                                         21,632
                                                                                                      ----------
----------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                    $2,265,716
----------------------------------------------------------------------------------------------------------------
*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 41.

=================================================================
AT MAY 31, 2002, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------
                                                    Amount
                                                     (000)
-----------------------------------------------------------------
Paid-in Capital                                 $2,175,582
Undistributed Net Investment Income                     --
Accumulated Net Realized Gains                         586
Unrealized Appreciation--Note F                     89,548
-----------------------------------------------------------------
NET ASSETS                                      $2,265,716
=================================================================
Investor Shares--Net Assets
Applicable to 135,612,718 outstanding $.001 par value
shares of beneficial interest
(unlimited authorization)                       $1,515,940
-----------------------------------------------------------------
NET ASSET VALUE PER SHARE--
INVESTOR SHARES                                     $11.18
=================================================================
Admiral Shares--Net Assets
Applicable to 67,073,460 outstanding $.001 par value
shares of beneficial interest
(unlimited authorization)                         $749,776
-----------------------------------------------------------------
NET ASSET VALUE PER SHARE--
ADMIRAL SHARES                                      $11.18
=================================================================

===============================================================================================================
                                                                                               Face      Market
                                                                          Maturity           Amount      Value*
CALIFORNIA LONG-TERM TAX-EXEMPT FUND                            Coupon        Date            (000)       (000)
---------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.6%)
---------------------------------------------------------------------------------------------------------------
ABAG Finance Auth. for Non-Profit Corp. California
  (School of the Mechanical Arts)                                5.25%   10/1/2026            1,000         990
ABAG Finance Auth. for Non-Profit Corp. California
  (School of the Mechanical Arts)                                5.30%   10/1/2032            3,180       3,145
ABAG Finance Auth. for Non-Profit Corp. California
  (Children's Hosp. Medical Center) COP                          6.00%   12/1/2029(2)         3,000       3,263
Alameda CA Corridor Transp. Auth. Rev.                          5.125%   10/1/2017(1)         6,565       6,799
Alameda CA Corridor Transp. Auth. Rev.                          5.125%   10/1/2018(1)         2,000       2,053
Alameda County CA COP                                           5.375%   12/1/2016(1)         2,000       2,142
Alameda County CA COP                                           5.375%   12/1/2017(1)         1,180       1,253
Anaheim CA Convention Center Finance COP                         0.00%    8/1/2005(1)         1,250       1,147
Anaheim CA Convention Center Finance COP                         0.00%    8/1/2006(1)         3,125       2,756
Anaheim CA Convention Center Finance COP                         5.50%    8/1/2014(1)         5,750       5,876
Barstow CA Redev. Agency                                         6.25%    9/1/2022(1)         2,225       2,424
Bay Area California Govt. Association Rev.
  (Bay Area Rapid Transit)                                       4.50%   6/15/2002(2)        11,000      11,013
California Dept. of Veteran Affairs Rev.                         5.45%   12/1/2019(2)        14,950      15,659
California Dept. of Water Resources Water System Rev.
  (Central Valley)                                               6.40%    6/1/2002(Prere.)   19,400      19,691
California Educ. Fac. Auth. Rev.                                 5.75%    6/1/2025            2,000       1,953
California Educ. Fac. Auth. Rev.                                6.875%    6/1/2019            1,615       1,801
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)        0.00%   10/1/2015(1)         1,250         651
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)        0.00%   10/1/2018(1)         1,580         675
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)        0.00%   10/1/2020(1)         1,395         518
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)        0.00%   10/1/2021(1)         5,190       1,804
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)        0.00%   10/1/2022(1)         5,415       1,762
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)        0.00%   10/1/2023(1)         3,240         993
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)        0.00%   10/1/2029(1)         7,115       1,527
California Educ. Fac. Auth. Rev. (Occidental College)            5.70%   10/1/2027(1)        11,565      12,091
California Educ. Fac. Auth. Rev. (Santa Clara Univ.)             5.25%    9/1/2015(2)         1,325       1,440
California Educ. Fac. Auth. Rev. (Santa Clara Univ.)             5.25%    9/1/2016(2)         1,000       1,083
California Educ. Fac. Auth. Rev. (Santa Clara Univ.)             5.25%    9/1/2017(2)         1,000       1,079
California Educ. Fac. Auth. Rev. (Univ. of Southern California)  5.80%   10/1/2015            6,550       6,958
California GO                                                    5.00%    2/1/2022            6,405       6,210
California GO                                                    5.25%   10/1/2014(3)        15,610      16,313
California GO                                                    5.25%    2/1/2028           13,400      13,287
California GO                                                    5.25%    2/1/2029           10,000       9,886
California GO                                                    5.25%    4/1/2030           10,000       9,884
California GO                                                   5.375%   10/1/2025            8,715       8,805
California GO                                                    5.40%   12/1/2016(4)         1,000       1,020
California GO                                                    5.50%    6/1/2022            5,000       5,117
California GO                                                    6.00%    8/1/2019(3)           210         228
California GO                                                    6.25%    9/1/2012(3)         9,000      10,630
California GO                                                    7.00%   11/1/2004(3)(Prere.) 1,935       2,202
California GO                                                    7.00%   11/1/2013(3)            65          73
California Health Fac. Finance Auth. Rev. (Casa Colina)         6.125%    4/1/2032           10,000      10,135
California Health Fac. Finance Auth. Rev.
  (Catholic Healthcare West)                                     5.75%    7/1/2015(2)         4,080       4,409
California Health Fac. Finance Auth. Rev.
  (Catholic Healthcare West)                                     6.00%    7/1/2017(1)        27,900      30,960
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)    5.25%   10/1/2010(2)         9,785      10,682

===============================================================================================================
                                                                                               Face      Market
                                                                          Maturity           Amount      Value*
                                                               Coupon        Date            (000)       (000)
---------------------------------------------------------------------------------------------------------------
California Health Fac. Finance Auth. Rev.
  (Little Co. Mary Health Service)                               4.50%   10/1/2028(2)         5,000       4,455
California Health Fac. Finance Auth. Rev. (San Diego Hosp.)      6.20%    8/1/2020(1)         3,820       3,923
California Health Fac. Finance Auth. Rev. (Scripps Health)       5.00%   10/1/2018(1)         5,000       5,061
California Housing Finance Agency Home Mortgage Rev.             0.00%    8/1/2015(4)        40,000      19,914
California Housing Finance Agency Home Mortgage Rev.             0.00%    2/1/2018(2)         7,220       2,816
California Housing Finance Agency Home Mortgage Rev.             0.00%    8/1/2020(4)        46,370      16,007
California Housing Finance Agency Home Mortgage Rev.             0.00%    2/1/2021(1)         9,495       3,226
California Housing Finance Agency Home Mortgage Rev. VRDO        1.55%    6/4/2002           22,290      22,290
California Housing Finance Agency Home Mortgage Rev.             6.05%    8/1/2027(2)         5,000       5,197
California Housing Finance Agency Home Mortgage Rev.             6.10%    2/1/2028(1)         2,380       2,464
California Housing Finance Agency Home Mortgage Rev.             6.15%    8/1/2027(1)         3,640       3,789
California Housing Finance Agency Home Mortgage Rev.
  (Multifamily Housing III)                                     5.375%    8/1/2028            1,890       1,836
California Housing Finance Agency Home Mortgage Rev. VRDO        1.58%    6/4/2002            1,600       1,600
California Infrastructure & Econ. Dev. Bank Rev.
  (Asian Art Museum)                                             5.25%    6/1/2026(1)         6,245       6,285
California Infrastructure & Econ. Dev. Bank Rev.
  (J. David Gladstone Institutional Project)                     5.25%   10/1/2034           20,040      19,036
California Infrastructure & Econ. Dev. Bank Rev.
  (J. David Gladstone Institutional Project)                     5.50%   10/1/2018            3,905       4,023
California Infrastructure & Econ. Dev. Bank Rev.
  (Kaiser Hosp. Association)                                     5.50%    8/1/2031            7,610       7,490
California Infrastructure & Econ. Dev. Bank Rev.
  (Kaiser Hosp. Association)                                     5.55%    8/1/2031            5,500       5,459
California Infrastructure & Econ. Dev. Bank Rev.
  (YMCA of Metropolitan LA)                                      5.25%    2/1/2026(2)         4,750       4,795
California PCR Financing Auth. Rev. (Pacific Gas & Electric Co.) 5.35%   12/1/2016(1) LOC     7,000       7,153
California Pollution Control Financing Auth.
  Solid Waste Disposal Rev. (Shell Oil Co.-Martinez) VRDO        1.60%    6/4/2002            2,100       2,100
California Polytechnical Univ. Rev. (Pomona Student Union)      5.625%    7/1/2026(3)         3,000       3,134
California Polytechnical Univ. Rev. (Pomona Student Union)      5.625%    7/1/2030(3)         5,260       5,484
California Public Works Board Lease Rev. (Dept. of Corrections)  5.50%   12/1/2012(1)         2,000       2,140
California Public Works Board Lease Rev. (Dept. of Corrections)  5.50%    1/1/2017(2)        22,285      23,266
California Public Works Board Lease Rev. (Dept. of Corrections) 5.625%   11/1/2016(1)         3,200       3,401
California Public Works Board Lease Rev. (Dept. of Corrections)  6.50%    9/1/2017(2)        30,000      36,455
California Public Works Board Lease Rev.
  (Dept. of Health Services)                                     5.75%   11/1/2024(1)         7,885       8,342
California Public Works Board Lease Rev. (Univ. of California)  5.375%   10/1/2017(2)        10,250      10,636
California Rural Home Mortgage Finance Auth.
  Single Family Mortgage Rev                                     6.35%   12/1/2029            5,410       5,878
California Rural Home Mortgage Finance Auth.
  Single Family Mortgage Rev                                     7.00%    9/1/2029            6,910       7,341
California State Univ. Rev. & Colleges Housing System Rev.      5.625%   11/1/2024(3)         6,920       7,235
California Statewide Community Dev. Auth. Rev.
  (Catholic Healthcare West)                                     6.50%    7/1/2020            2,000       2,078
California Statewide Community Dev. Auth. Rev.
  (Henry Mayo Newhall Memorial Hosp.)                            5.00%   10/1/2018            5,875       5,797
California Statewide Community Dev. Auth. Rev.
  (Irvine Apartments) PUT                                        5.10%   5/17/2010            3,225       3,312
California Statewide Community Dev. Auth. Rev.
  (Irvine Apartments) PUT                                        5.25%   5/15/2013            7,000       7,106

===============================================================================================================
                                                                                               Face      Market
                                                                          Maturity           Amount      Value*
CALIFORNIA LONG-TERM TAX-EXEMPT FUND                            Coupon        Date            (000)       (000)
---------------------------------------------------------------------------------------------------------------
California Statewide Community Dev. Auth. Rev.
  (Kaiser Permanente)                                            5.50%   11/1/2032           16,250      15,997
California Statewide Community Dev. Auth. Rev.
  (Los Angeles Orthopedic Hosp. Foundation)                      5.75%    6/1/2030(3)         8,000       8,332
California Statewide Community Dev. Auth. Rev.
  (Sutter Health)                                                5.50%   8/15/2034           10,885      10,697
Calleguas-Las Virgines CA Muni. Water Dist. Rev.                5.125%    7/1/2021(3)         6,000       6,009
Capistrano CA Unified Public Schools Rev.                        5.70%    9/1/2016(2)        10,000      10,963
Central California Joint Powers Health Financing Auth. Rev.
  (Community Hosp. of Central California) COP                   5.625%    2/1/2021            3,000       3,003
Central California Joint Powers Health Financing Auth. Rev.
  (Community Hosp. of Central California) COP                    5.75%    2/1/2031            6,820       6,790
Central Coast California Water Auth. Rev.                        5.00%   10/1/2016(2)         6,850       7,010
Chaffey CA Joint Unified High School Dist. GO                    5.00%    5/1/2027(4)         2,500       2,446
Chino Basin CA Regional Financing Auth. Rev.
  (Inland Empire Util. Agency Sewer)                             5.75%   11/1/2019(1)         3,325       3,570
Chino Basin CA Regional Financing Auth. Rev.
  (Inland Empire Util. Agency Sewer)                             5.75%   11/1/2022(1)         1,000       1,061
Chino Basin CA Regional Financing Auth. Rev.
  (Muni. Water Dist. Sewer System)                               6.00%    8/1/2016(2)         5,500       5,970
Clovis CA Unified School Dist. GO                                0.00%    8/1/2007(3)        15,000      12,723
Clovis CA Unified School Dist. GO                                0.00%    8/1/2008(3)        14,265      11,492
Clovis CA Unified School Dist. GO                                0.00%    8/1/2009(3)        19,725      15,044
Clovis CA Unified School Dist. GO                                0.00%    8/1/2010(3)        21,485      15,498
Clovis CA Unified School Dist. GO                                0.00%    8/1/2011(3)         1,625       1,107
Clovis CA Unified School Dist. GO                                0.00%    8/1/2013(3)         4,935       2,967
Clovis CA Unified School Dist. GO                                0.00%    8/1/2014(3)         2,600       1,463
Clovis CA Unified School Dist. GO                                0.00%    8/1/2015(3)         2,770       1,461
Clovis CA Unified School Dist. GO                                0.00%    8/1/2016(3)         2,865       1,413
Clovis CA Unified School Dist. GO                                0.00%    8/1/2018(3)         3,645       1,577
Contra Costa CA COP                                              5.50%    6/1/2012(2)         6,850       7,115
Contra Costa CA Water Dist. Rev.                                 5.50%   10/1/2019(1)         3,000       3,086
Culver City CA Wastewater Fac. Rev.                              5.70%    9/1/2029(3)         5,000       5,269
East Bay CA Muni. Util. Dist. Water System Rev.                  5.25%    6/1/2018            4,000       4,137
East Bay CA Muni. Util. Dist. Water System Rev.                  6.50%    6/1/2004(2)(Prere.)  2,000      2,218
Eastern California Muni. Water. Dist. Water & Sewer Rev.         6.75%    7/1/2012(3)         8,500      10,368
El Dorado County CA Public Agency Finance Auth. Rev.             5.50%   2/15/2016(3)         9,000       9,443
Elsinore Valley CA Muni. Water Dist. COP                         6.00%    7/1/2012(3)         2,210       2,562
Escondido CA Union High School Dist.                             0.00%   11/1/2020(1)         3,000       1,114
Evergreen School Dist. of California                            5.625%    9/1/2024(3)         6,300       6,536
Foothill/Eastern Corridor Agency California Toll Road Rev.       0.00%   1/15/2026           10,000       6,444
Foothill/Eastern Corridor Agency California Toll Road Rev.       0.00%   1/15/2028(1)        15,000      10,308
Foothill/Eastern Corridor Agency California Toll Road Rev.       0.00%   1/15/2033           10,000       1,614
Foothill/Eastern Corridor Agency California Toll Road Rev.       0.00%   1/15/2034           10,000       1,517
Foothill/Eastern Corridor Agency California Toll Road Rev.       5.00%   1/15/2016(1)         8,400       8,672
Foothill/Eastern Corridor Agency California Toll Road Rev.      5.125%   1/15/2019(1)         5,200       5,297
Foothill/Eastern Corridor Agency California Toll Road Rev.       5.75%   1/15/2040(1)        12,000      12,631
Foothill-De Anza Community College Dist. of California GO        0.00%    8/1/2017(1)         3,000       1,389
Foothill-De Anza Community College Dist. of California GO        0.00%    8/1/2022(1)         3,850       1,274
Foothill-De Anza Community College Dist. of California GO        0.00%    8/1/2023(1)         3,590       1,120
Foothill-De Anza Community College Dist. of California GO        0.00%    8/1/2025(1)         2,390         663
Foothill-De Anza Community College Dist. of California GO        0.00%    8/1/2026(1)         5,290       1,383

34

===============================================================================================================
                                                                                               Face      Market
                                                                          Maturity           Amount      Value*
                                                                Coupon        Date            (000)       (000)
---------------------------------------------------------------------------------------------------------------
Foothill-De Anza Community College Dist. of California GO        0.00%    8/1/2027(1)         5,205       1,281
Foothill-De Anza Community College Dist. of California GO        0.00%    8/1/2028(1)         6,105       1,417
Foothill-De Anza Community College Dist. of California GO        0.00%    8/1/2029(1)         5,215       1,142
Fresno CA Airport Rev.                                           5.50%    7/1/2030(4)         1,500       1,546
Fullerton Univ. Foundation California Rev                        5.70%    7/1/2020(1)         2,165       2,301
Helix CA Water Dist. COP                                         5.00%    4/1/2019(4)         4,250       4,280
Irvine CA Assessment Dist. Improvement Bonds VRDO                1.55%    6/4/2002              200         200
Irvine CA Assessment Dist. Improvement Bonds
  (Northwest Irvine) VRDO                                        1.55%    6/4/2002LOC         1,050       1,050
Irvine CA Assessment Dist. Improvement Bonds VRDO                1.65%    6/4/2002LOC           700         700
Kern CA High School Dist.                                        6.25%    8/1/2011(1)         1,065       1,260
Kern CA High School Dist.                                        6.40%    8/1/2014(1)         1,490       1,781
Kern CA High School Dist.                                        6.40%    8/1/2015(1)         1,645       1,962
Kern CA High School Dist.                                        6.40%    8/1/2016(1)         1,815       2,161
La Quinta CA Redev. Agency (Tax Allocation)                      7.30%    9/1/2010(1)         1,145       1,429
Long Beach CA Finance Auth. Lease Rev.
  (Aquarium of the South Pacific)                                5.50%   11/1/2013(2)         3,680       4,073
Long Beach CA Finance Auth. Lease Rev.
  (Aquarium of the South Pacific)                                5.50%   11/1/2018(2)         4,675       4,960
Long Beach CA Finance Auth. Lease Rev.
  (Rainbow Harbor Refinancing)                                  5.125%    5/1/2020(2)         5,500       5,552
Long Beach CA Finance Auth. Lease Rev.
  (Temple & Willis Fac.)                                         5.50%   10/1/2018(1)         5,030       5,319
Long Beach CA Harbor Rev.                                        6.00%   5/15/2011(3)         3,695       4,208
Long Beach CA Harbor Rev.                                        6.00%   5/15/2017(3)         1,200       1,372
Los Angeles CA Community College Dist                            5.50%    8/1/2018(1)         8,810       9,356
Los Angeles CA Dept. of Water & Power Rev.                       5.00%   10/15/201(1)        11,600      11,749
Los Angeles CA Dept. of Water & Power Rev.                       5.25%    7/1/2013(1)         9,085       9,842
Los Angeles CA Dept. of Water & Power Rev.                       5.25%    7/1/2019            6,730       6,826
Los Angeles CA Dept. of Water & Power Rev. VRDO                  1.30%    6/6/2002           26,100      26,100
Los Angeles CA Dept. of Water & Power Rev. VRDO                  1.50%    6/4/2002            1,100       1,100
Los Angeles CA Dept. of Water & Power Rev. VRDO                  1.55%    6/4/2002              300         300
Los Angeles CA Dept. of Water & Power Rev. VRDO                  1.60%    6/4/2002            5,400       5,400
Los Angeles CA GO                                                5.00%    9/1/2014(1)         7,175       7,560
Los Angeles CA Harbor Dept. Rev.                                 5.50%    8/1/2017(2)         3,095       3,231
Los Angeles CA Harbor Dept. Rev.                                 5.50%    8/1/2019(2)         5,975       6,165
Los Angeles CA Harbor Dept. Rev.                                 5.50%    8/1/2020(2)         9,455       9,701
Los Angeles CA Unified School Dist. GO                          5.375%    7/1/2016(3)(Prere.) 4,000       4,499
Los Angeles CA Unified School Dist. GO                           5.75%    7/1/2014(1)        15,000      17,063
Los Angeles CA Wastewater System Rev.                            4.00%    6/1/2014(1)         5,465       5,263
Los Angeles CA Wastewater System Rev.                            4.70%   11/1/2019(3)        10,000       9,726
Los Angeles CA Wastewater System Rev.                            5.00%    6/1/2027(3)         4,705       4,604
Los Angeles CA Wastewater System Rev.                            5.00%    6/1/2032(3)         6,025       5,866
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.        4.75%    7/1/2018(2)        10,000       9,867
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.        5.00%    7/1/2019(4)         2,350       2,369
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.        5.25%    7/1/2011(4)         8,570       9,350
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.        5.25%    7/1/2014(4)         7,230       7,805
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.        5.25%    7/1/2016(1)         7,500       7,784
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.        5.25%    7/1/2017(1)         7,700       7,950
Los Angeles County CA Public Works Financing Auth. Rev.          5.00%   10/1/2016(1)         8,540       8,750
Los Angeles County CA Public Works Financing Auth. Rev.         5.125%    6/1/2017(2)         6,865       7,000
Los Angeles County CA Public Works Financing Auth. Rev.         5.125%   12/1/2029(2)        16,000      15,965

                                                                              35
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
===============================================================================================================
                                                                                               Face      Market
                                                                          Maturity           Amount      Value*
CALIFORNIA LONG-TERM TAX-EXEMPT FUND                            Coupon        Date            (000)       (000)
---------------------------------------------------------------------------------------------------------------
Los Angeles County CA Public Works Financing Auth. Rev.          5.25%    5/1/2022(2)         4,700       4,754
Los Angeles County CA Public Works Financing Auth. Rev.          5.50%   10/1/2012            6,750       7,265
Los Angeles County CA Public Works Financing Auth. Rev.          5.50%   10/1/2018(4)         2,700       2,973
Los Angeles County CA Schools Regionalized
  Business Services COP                                          0.00%    8/1/2014(2)         1,000         560
Los Angeles County CA Schools Regionalized
  Business Services COP                                          0.00%    8/1/2020(2)         2,095         782
Metro. Water Dist. of Southern California Rev.                   5.50%    7/1/2025(1)        21,225      21,676
Metro. Water Dist. of Southern California Rev.                   8.00%    7/1/2008            2,000       2,502
Metro. Water Dist. of Southern California Rev. VRDO              1.50%    6/4/2002              800         800
Metro. Water Dist. of Southern California Rev. VRDO              1.65%    6/4/2002              900         900
Modesto CA High School Dist. GO                                  0.00%    8/1/2015(3)         5,000       2,637
Modesto CA High School Dist. GO                                  0.00%    8/1/2017(3)         3,000       1,387
Modesto CA High School Dist. GO                                  0.00%    8/1/2018(3)         3,225       1,395
Modesto CA Irrigation Dist. Finance Auth. Rev.
  (Domestic Water Project)                                       5.75%    9/1/2005(2)(Prere.) 3,750       4,216
Modesto CA Irrigation Dist. Finance Auth. Rev.
  (Woodland Project)                                             6.50%   10/1/2011(2)         8,125       9,520
Modesto CA Irrigation Dist. Finance Auth. Rev.
  (Woodland Project)                                             6.50%   10/1/2022(2)         9,750      11,589
MSR California Public Power Agency (San Juan Project)           6.125%    7/1/2013(2)         8,000       9,369
MSR California Public Power Agency (San Juan Project)            6.75%    7/1/2020(1)        38,785      47,535
MSR California Public Power Agency (San Juan Project) VRDO       1.60%    6/4/2002(1)           700         700
Natomas CA Unified School Dist.                                  5.20%    9/1/2019(3)         5,000       5,119
Newark CA Unified School Dist. GO                                0.00%    8/1/2011(4)         1,670       1,126
Newark CA Unified School Dist. GO                                0.00%    8/1/2012(4)         1,820       1,160
Newark CA Unified School Dist. GO                                0.00%    8/1/2013(4)         2,050       1,228
Newport Beach CA Rev. (Hoag Memorial Hospital) VRDO              1.11%    6/5/2002(4)         3,100       3,100
North City West CA School Fac. Finance Auth.                     6.00%    9/1/2019(4)         2,000       2,230
North Orange County CA Community College Dist. GO               5.375%    8/1/2017(1)         5,080       5,420
Northern California Power Agency (Hydroelectric Project)         6.30%    7/1/2018(1)        10,000      11,904
Northern California Power Agency (Hydroelectric Project)         7.50%    7/1/2021(2)(Prere.) 1,810       2,327
Oakland CA Joint Powers Financing Auth. Lease Bonds
  (Oakland Convention Center)                                    5.50% 10/1/2012(2)           3,545       3,972
Oakland CA Joint Powers Financing Auth. Lease Bonds
  (Oakland Convention Center)                                    5.50%   10/1/2013(2)         5,500       6,150
Oakland CA Joint Powers Financing Auth. Lease Bonds VRDO         1.45%    6/6/2002(4)         2,800       2,800
Oakland CA Redev. Agency (Central Dist.)                         5.50%    2/1/2014(2)         5,500       6,111
Oceanside CA Community Dev. Comm.
  Multifamily Rental Housing Rev.                                4.45%    4/1/2031            4,260       4,288
Orange County CA Sanitation Dist. COP VRDO                       1.30%    6/6/2002(2)         4,200       4,200
Orange County CA Sanitation Dist. COP VRDO                       1.55%    6/4/2002            9,700       9,700
Palo Alto CA Improvement Rev.
  (University Avenue Area Parking)                               5.70%    9/2/2018            1,000       1,011
Palo Alto CA Improvement Rev.
  (University Avenue Area Parking)                               5.70%    9/2/2019            1,000       1,008
Palo Alto CA Improvement Rev.
  (University Avenue Area Parking)                               5.75%    9/2/2020            1,000       1,010
Palo Alto CA Improvement Rev.
  (University Avenue Area Parking)                               5.75%    9/2/2026            5,000       5,008
Palomar Pomerado Health System California Rev.                  5.375%   11/1/2011(1)         3,865       4,232
Palomar Pomerado Health System California Rev.                  5.375%   11/1/2013(1)         6,730       7,267

36

===============================================================================================================
                                                                                               Face      Market
                                                                          Maturity           Amount      Value*
                                                                Coupon        Date            (000)       (000)
---------------------------------------------------------------------------------------------------------------
Pittsburg CA Redev. Agency Tax Allocation
  (Los Medanos Community Dev.)                                   0.00%    8/1/2019(2)         1,150         461
Pittsburg CA Redev. Agency Tax Allocation
  (Los Medanos Community Dev.)                                   0.00%    8/1/2021(2)         2,575         902
Pittsburg CA Redev. Agency Tax Allocation
  (Los Medanos Community Dev.)                                   0.00%    8/1/2022(2)         3,755       1,230
Pittsburg CA Redev. Agency Tax Allocation
  (Los Medanos Community Dev.)                                   0.00%    8/1/2023(2)         8,750       2,702
Pittsburg CA Redev. Agency Tax Allocation
  (Los Medanos Community Dev.)                                   0.00%    8/1/2024(2)         1,000         291
Pittsburg CA Redev. Agency Tax Allocation
  (Los Medanos Community Dev.)                                   0.00%    8/1/2029(2)         9,145       1,976
Pittsburg CA Redev. Agency Tax Allocation
  (Los Medanos Community Dev.)                                   5.70%    8/1/2032(4)         7,000       7,474
Pomona CA Unified School Dist. GO                                5.60%    8/1/2014(1)         1,585       1,775
Pomona CA Unified School Dist. GO                                5.60%    8/1/2015(1)         2,000       2,227
Pomona CA Unified School Dist. GO                                5.60%    8/1/2016(1)         1,000       1,108
Pomona CA Unified School Dist. GO                                7.50%    8/1/2017(1)         2,540       3,311
Port of Oakland CA Rev.                                          5.40%   11/1/2017(1)        16,705      17,536
Port of Oakland CA Rev.                                          5.50%   11/1/2017(1)         4,350       4,510
Port of Oakland CA Rev.                                          5.60%   11/1/2019(1)        22,280      23,451
Port of Oakland CA Rev.                                         5.625%   11/1/2011(3)         9,260      10,147
Rancho CA Water Dist. Finance Auth. Rev.                        5.875%   11/1/2010(3)         3,585       3,913
Rancho Cucamonga CA Redev. Agency Tax Allocation
  (Rancho Redev.)                                                5.10%    9/1/2014(4)         3,040       3,207
Rancho Mirage CA Redev. Agency Tax Allocation                   5.125%    4/1/2021(1)         2,650       2,665
Rancho Mirage CA Redev. Agency Tax Allocation                    5.25%    4/1/2026(1)         2,905       2,925
Rancho Mirage CA Redev. Agency Tax Allocation                    5.25%    4/1/2033(1)         3,000       3,007
Riverside CA Unified School Dist. GO                             5.00%    2/1/2027(3)         5,000       4,895
Riverside County CA Asset Leasing Corp. Leasehold Rev.
  (Riverside County Hosp.)                                       0.00%    6/1/2013(1)         5,000       3,012
Riverside County CA Asset Leasing Corp. Leasehold Rev.
  (Riverside County Hosp.)                                       0.00%    6/1/2014(1)         2,000       1,128
Riverside County CA Asset Leasing Corp. Leasehold Rev.
  (Riverside County Hosp.)                                       0.00%    6/1/2015(1)         2,000       1,056
Riverside County CA Asset Leasing Corp. Leasehold Rev.
  (Riverside County Hosp.)                                       5.00%    6/1/2019(1)         8,950       8,990
Sacramento CA Financing Auth. Lease Rev.                        5.375%   11/1/2014(2)         9,000       9,941
Sacramento CA Financing Auth. Lease Rev.                         5.40%   11/1/2020(2)         6,785       7,287
Sacramento CA Muni. Util. Dist. Rev.                             5.80%    7/1/2019(2)         6,000       6,769
Sacramento CA Muni. Util. Dist. Rev.                            6.214%   8/15/2018(1)        14,000      14,395
Sacramento CA Muni. Util. Dist. Rev.                             6.25%   8/15/2010(1)        33,800      39,693
Sacramento County CA Public Fac. Finance Corp. COP
  (Main Detention Fac.)                                          5.50%    6/1/2010(1)         5,760       6,460
San Bernardino CA Medical Center COP                             5.50%    8/1/2005(1)(Prere.)12,790      14,252
San Bernardino CA Medical Center COP                             6.50%    8/1/2017(1)        17,915      21,755
San Bernardino CA Multifamily Housing Rev.
  (Alta Park Mountain Vista Apartments)                          4.45%    5/1/2031            7,000       7,046
San Diego CA Unified School Dist. GO                             0.00%    7/1/2015(3)         5,370       2,843
San Diego CA Unified School Dist. GO                             0.00%    7/1/2016(3)         4,565       2,262
San Diego CA Unified School Dist. GO                             0.00%    7/1/2018(3)         9,500       4,128
San Diego CA Unified School Dist. TRAN                           3.50%    8/1/2002           10,000      10,034

37

===============================================================================================================
                                                                                               Face      Market
                                                                          Maturity           Amount      Value*
 CALIFORNIA LONG-TERM TAX-EXEMPT FUND                           Coupon        Date            (000)       (000)
---------------------------------------------------------------------------------------------------------------
San Diego CA Water Auth. Rev. COP                                5.00%    5/1/2017            2,300       2,333
San Diego CA Water Auth. Rev. COP                                5.00%    5/1/2032(1)        10,295      10,025
San Diego CA Water Auth. Rev. COP                                5.25%    5/1/2015(3)        14,290      14,998
San Diego County CA COP                                          5.25%   10/1/2021            1,485       1,487
San Diego County CA COP                                          5.25%   10/1/2028            2,745       2,691
San Diego County CA COP                                         5.375%   10/1/2041            8,545       8,507
San Francisco CA Bay Area Rapid Transit Rev.                     6.75%    7/1/2010(2)         6,370       7,687
San Francisco CA Bay Area Rapid Transit Rev.                     6.75%    7/1/2011(2)         7,455       9,086
San Francisco CA Builiding Auth. Rev. (Civic Center Complex)     5.25%   12/1/2016(2)        22,575      23,494
San Francisco CA City & County GO                                5.00%   6/15/2011            4,750       5,148
San Francisco CA City & County International Airport Rev.        5.00%    5/1/2030(3)         5,000       4,790
San Francisco CA City & County International Airport Rev.       5.125%    5/1/2020(1)         6,320       6,293
San Francisco CA City & County International Airport Rev.        5.25%    5/1/2016(1)         4,305       4,550
San Francisco CA City & County International Airport Rev.        5.25%    5/1/2018(1)         4,770       4,964
San Francisco CA City & County International Airport Rev.        5.25%    5/1/2019(1)         5,020       5,172
San Francisco CA City & County International Airport Rev.        6.00%    5/1/2003(1)(Prere.)   740         785
San Francisco CA City & County International Airport Rev.        6.00%    5/1/2010(1)         1,640       1,732
San Francisco CA City & County International Airport Rev.        6.00%    5/1/2011(1)         1,720       1,816
San Francisco CA City & County International Airport Rev.        6.00%    5/1/2020(1)         5,325       5,580
San Francisco CA City & County International Airport Rev.        6.50%    5/1/2003(1)(Prere.)   545         581
San Francisco CA City & County International Airport Rev.        6.50%    5/1/2006(1)         2,735       2,879
San Francisco CA City & County International Airport Rev.        6.60%    5/1/2003(1)(Prere.)   410         437
San Francisco CA City & County International Airport Rev.        6.60%    5/1/2007(1)         2,080       2,208
San Francisco CA City & County International Airport Rev.       6.625%    5/1/2003(1)(Prere.)   620         660
San Francisco CA City & County International Airport Rev.       6.625%    5/1/2008(1)         3,100       3,291
San Francisco CA City & County International Airport Rev.        6.70%    5/1/2003(1)(Prere.)   665         710
San Francisco CA City & County International Airport Rev.        6.70%    5/1/2009(1)         3,305       3,511
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.      0.00%   1/15/2021(1)        12,385       4,485
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.      0.00%   1/15/2024(1)        15,000       4,535
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.      0.00%   1/15/2025(1)        18,250       5,209
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.      0.00%   1/15/2030(1)         7,000       1,490
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.      0.00%   1/15/2031(1)        11,950       2,405
San Jose CA Redev. Agency                                        4.50%    8/1/2014(1)         8,000       8,120
San Jose CA Redev. Agency                                        6.00%    8/1/2011(1)         8,845      10,287
San Jose CA Unified School Dist.                                 0.00%    8/1/2013(4)         2,220       1,335
San Jose CA Unified School Dist.                                 0.00%    8/1/2014(4)         2,610       1,469
San Jose CA Unified School Dist.                                 0.00%    8/1/2016(4)         2,000         987
San Jose CA Unified School Dist.                                 0.00%    8/1/2018(4)         1,785         772
San Jose CA Unified School Dist.                                 0.00%    8/1/2019(4)         2,210         893
San Jose CA Unified School Dist.                                 0.00%    8/1/2020(4)         4,930       1,856
San Mateo CA Redev. Auth. Tax Allocation                         5.40%    8/1/2019            2,575       2,633
San Mateo CA Redev. Auth. Tax Allocation                         5.40%    8/1/2020            1,000       1,015
San Mateo CA Redev. Auth. Tax Allocation                         5.50%    8/1/2021            2,635       2,690
San Mateo County CA Finance Auth. Rev.                           6.50%    7/1/2013(1)        14,560      17,342
San Mateo County CA Transp. Dist. Sales Tax Rev.                 5.25%    6/1/2015(4)         4,525       4,791
San Ramon Valley CA Unified School Dist. GO                      0.00%    7/1/2009(3)         4,895       3,719
San Ramon Valley CA Unified School Dist. GO                      0.00%    7/1/2010(3)         7,050       5,062
San Ramon Valley CA Unified School Dist. GO                      0.00%    7/1/2011(3)         7,355       4,989
San Ramon Valley CA Unified School Dist. GO                      0.00%    7/1/2012(3)         6,645       4,263
San Ramon Valley CA Unified School Dist. GO                      0.00%    7/1/2013(3)         7,430       4,483
San Ramon Valley CA Unified School Dist. GO                      0.00%    7/1/2014(3)         8,290       4,685
San Ramon Valley CA Unified School Dist. GO                      0.00%    7/1/2015(3)         5,605       2,968

38

===============================================================================================================
                                                                                               Face      Market
                                                                          Maturity           Amount      Value*
                                                                Coupon        Date            (000)       (000)
---------------------------------------------------------------------------------------------------------------
Santa Ana CA Finance Auth. Rev.                                  6.25%    7/1/2016(1)         5,345       6,337
Santa Ana CA Finance Auth. Rev.                                  6.25%    7/1/2017(1)         2,000       2,373
Santa Barbara County CA COP                                      5.00%   12/1/2018(2)         1,945       1,984
Santa Clara CA Redev. Agency (Bayshore North Project)            7.00%    7/1/2010(2)         7,000       8,335
Santa Clara County CA Financing Auth. Lease Rev.                 5.00%  11/15/2017(2)         5,500       5,613
Santa Clara County CA Financing Auth. Lease Rev.                 5.50%   5/15/2013(2)         5,050       5,562
Santa Clara County CA Financing Auth. Lease Rev.                 5.50%   5/15/2014(2)         5,325       5,820
Santa Clara County CA Financing Auth. Lease Rev.                 5.50%   5/15/2015(2)         5,620       6,091
Santa Fe Springs CA Redev. Agency                                6.00%    9/1/2014(1)         5,350       5,508
Santa Monica-Malibu CA Unified School Dist. Rev.                 0.00%    8/1/2020(3)         6,715       2,528
Santa Rosa CA Waste Water Rev.                                   6.00%    7/2/2015(2)         7,000       8,120
Santa Rosa CA Waste Water Rev.                                   6.00%    9/1/2015(3)         5,580       6,481
Santa Rosa CA Waste Water Rev.                                   6.25%    9/1/2002(3)(Prere.) 7,075       7,265
South Coast CA Air Quality Management Dist. Rev.                 5.50%    8/1/2014(1)         8,000       8,175
South Coast CA Air Quality Management Dist. Rev.                 6.00%    8/1/2011(2)         3,200       3,722
South County CA Regional Waste Water Auth. (Gilroy)              5.50%    8/1/2002(3)(Prere.) 8,625       8,683
South Orange County CA Public Finance Auth. Rev.                 7.00%    9/1/2011(1)         3,000       3,724
South Orange County CA Public Finance Auth. Rev.                 9.50%   8/15/2004(1)         3,000       3,469
Southern California Public Power Auth. Rev.
  (Transmission Project)                                         5.75%    7/1/2002(1)(Prere.) 2,780       2,845
Southern California Public Power Auth. Rev.
  (Transmission Project)                                         5.75%    7/1/2021(1)           220         224
Southern California Public Power Auth. Rev.
  (Transmission Project) VRDO                                    1.30%    6/5/2002(2)LOC        900         900
Southern California Public Power Auth. Rev.
  (Transmission Project) VRDO                                    1.30%    6/5/2002(4)        10,000      10,000
Three Valley CA Muni. Water Dist. COP                            5.25%   11/1/2010(3)         4,220       4,481
Torrance CA Hospital Rev. (Torrance Memorial Medical Center)     5.50%    6/1/2031            4,350       4,282
Torrance CA Hospital Rev. (Torrance Memorial Medical Center)     6.00%    6/1/2022            1,100       1,154
Ukiah CA Electric Rev.                                           6.00%    6/1/2008(1)         4,565       5,225
Ukiah CA Electric Rev.                                           6.25%    6/1/2018(1)         6,000       7,105
Union Elementary School Dist. of California                      0.00%    9/1/2015(3)         3,860       2,029
Union Elementary School Dist. of California                      0.00%    9/1/2016(3)         1,500         738
Union Elementary School Dist. of California                      0.00%    9/1/2017(3)         2,295       1,058
Union Elementary School Dist. of California                      0.00%    9/1/2018(3)         1,630         703
Union Elementary School Dist. of California                      0.00%    9/1/2019(3)         1,750         705
Union Elementary School Dist. of California                      0.00%    9/1/2020(3)         2,300         864
Union Elementary School Dist. of California                      0.00%    9/1/2021(3)         2,000         704
Univ. of California Rev. (Medical Center)                        5.75%    7/1/2012(2)        10,395      11,535
Univ. of California Rev. (Medical Center)                        5.75%    7/1/2014(2)        12,160      13,220
Univ. of California Rev. (San Diego Medical Center)             5.125%   12/1/2018(4)         3,695       3,787
Univ. of California Rev. (San Diego Medical Center)             5.125%   12/1/2019(4)         3,000       3,050
Vallejo CA Sanitation & Flood Control COP                        5.00%    7/1/2019(3)         5,000       5,175
Walnut CA Public Finance Auth.                                   6.00%    9/1/2002(1)(Prere.) 1,940       2,001
Walnut CA Public Finance Auth.                                   6.00%    9/1/2015(1)         3,060       3,150
Walnut Valley CA Unified School Dist.                            6.00%    8/1/2012(2)         1,790       2,085
Walnut Valley CA Unified School Dist.                            6.00%    8/1/2013(2)         1,980       2,301
Walnut Valley CA Unified School Dist.                            6.00%    8/1/2014(2)         2,205       2,553
Walnut Valley CA Unified School Dist.                            6.00%    8/1/2015(2)         2,470       2,848
Walnut Valley CA Unified School Dist.                            6.00%    8/1/2016(2)         2,690       3,091
Walnut Valley CA Unified School Dist.                            6.20%    8/1/2009(2)         1,270       1,486
Wateruse Financial Auth. of California VRDO                      1.35%    6/5/2002(4)         2,625       2,625

===============================================================================================================
                                                                                               Face      Market
                                                                          Maturity           Amount      Value*
CALIFORNIA LONG-TERM TAX-EXEMPT FUND                            Coupon        Date            (000)       (000)
---------------------------------------------------------------------------------------------------------------
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)        6.25%    6/1/2007(1)         4,260       4,884
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)        6.25%    6/1/2008(1)         3,530       4,079
Yuba City CA Unified School Dist.                                0.00%    9/1/2015(3)         1,870         982
Yuba City CA Unified School Dist.                                0.00%    9/1/2017(3)         2,060         949
Yuba City CA Unified School Dist.                                0.00%    9/1/2019(3)         2,270         914
OUTSIDE CALIFORNIA:
Puerto Rico GO                                                   5.50%    7/1/2016(1)        10,000      11,068
Puerto Rico GO                                                   5.50%    7/1/2019(4)        10,000      10,944
Puerto Rico GO                                                   5.50%    7/1/2019(2)         6,500       7,114
Puerto Rico Govt. Dev. Bank VRDO                                 1.00%    6/5/2002(1)         6,500       6,500
Puerto Rico Highway & Transp. Auth. Transp. Rev.                 5.25%    7/1/2010            5,000       5,389
Puerto Rico Public Finance Corp.                                 5.50%    8/1/2029           12,000      12,206
Univ. of Puerto Rico Rev.                                       5.375%    6/1/2030(1)        14,795      14,946
---------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $1,935,155)                                                                                    2,054,131
---------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
---------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                     30,341
Liabilities                                                                                             (41,792)
                                                                                                    -----------
                                                                                                        (11,451)
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                    $2,042,680
===============================================================================================================
*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 41.


--------------------------------------------------------------------------------
AT MAY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          Amount
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital                                                      $1,929,734
Undistributed Net Investment Income                                          --
Accumulated Net Realized Losses                                          (6,030)
Unrealized Appreciation--Note F                                         118,976
--------------------------------------------------------------------------------
NET ASSETS                                                           $2,042,680
================================================================================
Investor Shares--Net Assets
Applicable to 122,629,928 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                   $1,430,135
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                        $11.66
================================================================================
Admiral Shares--Net Assets
Applicable to 52,523,957 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                     $612,545
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
ADMIRAL SHARES                                                           $11.66
================================================================================
40

KEY TO ABBREVIATIONS

COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

Y--Securities purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of May 31, 2002.

STATEMENT OF OPERATIONS
This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.

===================================================================================================

                                          California                California          California
                                          Tax-Exempt         Intermediate-Term           Long-Term
                                        Money Market                Tax-Exempt          Tax-Exempt
                                                Fund                      Fund                Fund
                               --------------------------------------------------------------------
                                                              Six Months Ended May 31, 2002
                               --------------------------------------------------------------------
                                               (000)                     (000)               (000)
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Interest                                   $ 22,548                  $ 48,282            $ 50,075
----------------------------------------------------------------------------------------------------
  Total Income                                22,548                    48,282              50,075
----------------------------------------------------------------------------------------------------
EXPENSES
 The Vanguard Group--Note B
  Investment Advisory Services                   155                       115                 108
  Management and Administrative
   Investor Shares                             1,849                       943               1,056
   Admiral Shares*                                --                       308                 281
  Marketing and Distribution
   Investor Shares                               307                       180                 143
   Admiral Shares*                                --                        24                  20
 Custodian Fees                                    4                        18                   8
 Auditing Fees                                     4                         6                   6
 Shareholders' Reports
   Investor Shares                                19                         9                  11
   Admiral Shares*                                --                         3                   3
 Trustees' Fees and Expenses                       1                         1                   1
----------------------------------------------------------------------------------------------------
   Total Expenses                              2,339                     1,607               1,637
   Expenses Paid Indirectly--Note C               --                       (91)               (187)
----------------------------------------------------------------------------------------------------
   Net Expenses                                2,339                     1,516               1,450
----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                         20,209                    46,766              48,625
----------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                     (12)                    7,414               4,906
  Futures Contracts                               --                    (1,470)             (2,436)
----------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                         (12)                    5,944               2,470
----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                           --                     5,294             (9,270)
  Futures Contracts                               --                        79                339
----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)  --                     5,373              (8,931)
----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $20,197                   $58,083              $42,164
===================================================================================================
*The California Tax-Exempt Money Market Fund does not offer Admiral Shares.

42

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions-- Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

=================================================================================================================
                                                               California                       California
                                                              Tax-Exempt                    Intermediate-Term
                                                           Money Market Fund                 Tax-Exempt Fund
                                               -------------------------------    -------------------------------
                                                  Six Months              Year       Six Months             Year
                                                       Ended             Ended            Ended            Ended
                                                May 31, 2002     Nov. 30, 2001     May 31, 2002    Nov. 30, 2001
                                                       (000)             (000)            (000)            (000)
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                              $ 20,209          $ 67,899         $ 46,766         $ 85,083
 Realized Net Gain (Loss)                                (12)              263            5,944             (467)
 Change in Unrealized Appreciation (Depreciation)         --                --            5,373           45,888
-----------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                          20,197            68,162           58,083          130,504
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income
  Investor Shares                                    (20,209)          (67,899)         (32,381)         (84,596)
  Admiral Shares*                                         --                --          (14,385)            (487)
 Realized Capital Gain
  Investor Shares                                         --                --               --               --
  Admiral Shares*                                         --                --               --               --
-----------------------------------------------------------------------------------------------------------------
   Total Distributions                               (20,209)          (67,899)         (46,766)         (85,083)
-----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note G
 Investor Shares                                     435,777            55,611         (136,019)        (106,968)
 Admiral Shares*                                          --                --          287,304          461,114
-----------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                        435,777            55,611          151,285          354,146
-----------------------------------------------------------------------------------------------------------------
 Total Increase (Decrease)                           435,765            55,874          162,602          399,567
-----------------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                               2,774,220         2,718,346        2,103,114        1,703,547
-----------------------------------------------------------------------------------------------------------------
 End of Period                                    $3,209,985        $2,774,220       $2,265,716       $2,103,114
==================================================================================================================
*The California Tax-Exempt Money Market Fund does not offer Admiral Shares.

================================================================================
                                                            California
                                                             Long-Term
                                                          Tax-Exempt Fund
                                                 -------------------------------
                                                  Six Months              Year
                                                       Ended             Ended
                                                May 31, 2002     Nov. 30, 2001
                                                       (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                              $ 48,625          $ 92,715
 Realized Net Gain (Loss)                              2,470               996
 Change in Unrealized Appreciation (Depreciation)     (8,931)           44,488
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                          42,164           138,199
DISTRIBUTIONS
 Net Investment Income Investor Shares               (35,376)          (92,246)
  Admiral Shares                                     (13,249)             (469)
 Realized Capital Gain
  Investor Shares                                        --                 --
  Admiral Shares                                         --                 --
--------------------------------------------------------------------------------
  Total Distributions                                (48,625)          (92,715)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note G
 Investor Shares                                    (152,361)         (195,842)
 Admiral Shares                                      214,803           401,706
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                         62,442           205,864
--------------------------------------------------------------------------------
 Total Increase (Decrease)                            55,981           251,348
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                               1,986,699         1,735,351
--------------------------------------------------------------------------------
 End of Period                                    $2,042,680        $1,986,699
================================================================================
44

FINANCIAL HIGHLIGHTS
This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

====================================================================================================================
                                                                     Year Ended November 30,
For a Share Outstanding                             Six Months Ended -----------------------------------------------
Throughout Each Period                                  May 31, 2002     2001       2000      1999      1998   1997
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $1.00    $1.00      $1.00     $1.00     $1.00  $1.00
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                                           .007     .025       .034      .027      .031   .034
Net Realized and Unrealized Gain (Loss)
  on Investments                                                  --       --         --        --        --     --
--------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              .007     .025       .034      .027      .031   .034
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                          (.007)   (.025)     (.034)    (.027)    (.031) (.034)
 Distributions from Realized Capital Gains                        --       --         --        --        --     --
--------------------------------------------------------------------------------------------------------------------
  Total Distributions                                          (.007)   (.025)     (.034)    (.027)    (.031) (.034)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $1.00    $1.00      $1.00     $1.00     $1.00  $1.00
====================================================================================================================
TOTAL RETURN                                                   0.69%    2.57%      3.44%     2.79%     3.10%  3.41%
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                         $3,210   $2,774     $2,718    $2,286    $1,970 $1,800
 Ratio of Total Expenses to Average Net Assets                0.16%*    0.18%      0.17%     0.20%     0.20%  0.18%
 Ratio of Net Investment Income to Average Net Assets         1.38%*    2.54%      3.38%     2.75%     3.05%  3.35%
====================================================================================================================

*Annualized.

****

CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND INVESTOR SHARES

====================================================================================================================
                                                                     Year Ended November 30,
For a Share Outstanding                             Six Months Ended -----------------------------------------------
Throughout Each Period                                  May 31, 2002     2001       2000      1999      1998   1997
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.12   $10.82     $10.50    $10.95    $10.66 $10.58
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                                           .240     .493       .498      .480      .489   .505
Net Realized and Unrealized Gain (Loss)
  on Investments                                                .060     .300       .320     (.450)     .290   .102
--------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              .300     .793       .818      .030      .779   .607
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                          (.240)   (.493)     (.498)    (.480)    (.489) (.505)
 Distributions from Realized Capital Gains                        --       --         --        --        --  (.022)
--------------------------------------------------------------------------------------------------------------------
  Total Distributions                                          (.240)   (.493)     (.498)    (.480)    (.489) (.527)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $11.18   $11.12     $10.82    $10.50    $10.95 $10.66
====================================================================================================================
TOTAL RETURN                                                   2.74%    7.44%      7.99%     0.27%     7.47%  5.91%
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                         $1,516   $1,646     $1,704    $1,336    $1,006   $596
 Ratio of Total Expenses to Average Net Assets                0.17%*    0.17%      0.17%     0.17%     0.19%  0.18%
 Ratio of Net Investment Income to Average Net Assets         4.34%*    4.44%      4.70%     4.48%     4.52%  4.78%
 Portfolio Turnover Rate                                        27%*      23%        14%        9%        2%    10%
====================================================================================================================

*Annualized.



CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND ADMIRAL SHARES

=========================================================================================
For a Share Outstanding                             Six Months Ended      Nov. 12* to
Throughout Each Period                                  May 31, 2002    Nov. 30, 2001
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $11.12               $11.36
-----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                                           .243                .024
Net Realized and Unrealized Gain (Loss)
  on Investments                                                .060               (.240)
-----------------------------------------------------------------------------------------
  Total from Investment Operations                              .303               (.216)
-----------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                          (.243)              (.024)
 Distributions from Realized Capital Gains                        --                  --
-----------------------------------------------------------------------------------------
  Total Distributions                                          (.243)              (.024)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $11.18              $11.12
=========================================================================================
TOTAL RETURN                                                   2.76%              -1.90%
=========================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                           $750                $458
 Ratio of Total Expenses to Average Net Assets               0.12%**             0.12%**
 Ratio of Net Investment Income to Average Net Assets        4.39%**             4.37%**
 Portfolio Turnover Rate                                       27%**                 23%
=========================================================================================

*Inception.
**Annualized.
46

CALIFORNIA LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES

====================================================================================================================
                                                                     Year Ended November 30,
For a Share Outstanding                             Six Months Ended -----------------------------------------------
Throughout Each Period                                  May 31, 2002     2001       2000      1999      1998   1997
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.70   $11.40     $10.81    $11.73    $11.45 $11.42
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                                           .281     .568       .576      .563      .577   .592
Net Realized and Unrealized Gain (Loss)
  on Investments                                               (.040)    .300       .590     (.810)     .349   .121
--------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              .241     .868      1.166     (.247)     .926   .713
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                          (.281)   (.568)     (.576)    (.563)    (.577) (.592)
 Distributions from Realized Capital Gains                        --       --         --     (.110)    (.069) (.091)
--------------------------------------------------------------------------------------------------------------------
  Total Distributions                                          (.281)   (.568)     (.576)    (.673)    (.646) (.683)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $11.66   $11.70     $11.40    $10.81    $11.73 $11.45
====================================================================================================================
TOTAL RETURN                                                   2.10%    7.75%     11.11%    -2.22%     8.31%  6.52%
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                         $1,430   $1,589     $1,735    $1,545    $1,489 $1,207
 Ratio of Total Expenses to Average Net Assets                0.18%*    0.18%      0.18%     0.18%     0.19%  0.16%
 Ratio of Net Investment Income to Average Net Assets         4.87%*    4.87%      5.23%     4.98%     4.98%  5.26%
 Portfolio Turnover Rate                                        33%*      26%        27%       11%       15%    21%
====================================================================================================================

*Annualized.


CALIFORNIA LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES

=========================================================================================
For a Share Outstanding                             Six Months Ended      Nov. 12* to
Throughout Each Period                                  May 31, 2002    Nov. 30, 2001
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.70              $11.99
-----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                                           .284                .028
Net Realized and Unrealized Gain (Loss)
  on Investments                                               (.040)              (.290)
-----------------------------------------------------------------------------------------
  Total from Investment Operations                              .244               (.262)
-----------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                          (.284)              (.028)
 Distributions from Realized Capital Gains                        --                  --
-----------------------------------------------------------------------------------------
  Total Distributions                                          (.284)              (.028)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $11.66              $11.70
=========================================================================================
TOTAL RETURN                                                   2.13%              -2.18%
=========================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                           $613                $398
 Ratio of Total Expenses to Average Net Assets               0.12%**             0.13%**
 Ratio of Net Investment Income to Average Net Assets        4.92%**             4.85%**
 Portfolio Turnover Rate                                       33%**                 26%
=========================================================================================

*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard California Tax-Exempt Funds comprise the California Tax-Exempt Money Market Fund, California Intermediate-Term Tax-Exempt Fund (formerly known as the California Insured Intermediate-Term Tax-Exempt Fund), and California Long-Term Tax-Exempt Fund (formerly known as the California Insured Long-Term Tax-Exempt
Fund), each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of California.
     The Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt Funds each offer two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the funds' minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Other funds:
Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The Intermediate-Term and Long-Term Tax-Exempt Funds may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.
     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2002, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                            Capital Contribution     Percentage    Percentage of
                                     to Vanguard        of Fund       Vanguard's
CALIFORNIA TAX-EXEMPT FUND                 (000)     Net Assets   Capitalization
--------------------------------------------------------------------------------
Money Market                                $549          0.02%            0.55%
Intermediate-Term                            401          0.02             0.40
Long-Term                                    363          0.02             0.36
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended May 31, 2002, these arrangements reduced expenses by:
--------------------------------------------------------------------------------

                                     Expense Reduction
                                          (000)                   Total Expense
                                ------------------------------   Reduction as a
                                Management and    Custodian       Percentage of
California Tax-Exempt Fund      Administrative         Fees  Average Net Assets
--------------------------------------------------------------------------------
Intermediate-Term                         $ 80          $11              0.01%*
Long-Term                                  184            3               0.02*
--------------------------------------------------------------------------------
*Annualized

D. During the six months ended May 31, 2002, purchases and sales of investment securities other than temporary cash investments were:

--------------------------------------------------------------------------------
                                                      (000)
                                          ------------------------------
California Tax-Exempt Fund                    Purchases          Sales
--------------------------------------------------------------------------------
Intermediate-Term                              $365,222       $275,996
Long-Term                                       347,365        316,440
--------------------------------------------------------------------------------

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Intermediate-Term Tax-Exempt Fund and the Long-Term Tax-Exempt Fund had realized losses totaling $2,756,000 and $6,712,000, respectively, through November 30, 2001, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). For federal income tax purposes at November 30, 2001, the funds had the following capital losses available to offset future capital gains:

--------------------------------------------------------------------------------
                                            Capital Loss Carryforwards
                                          ------------------------------
                                                     Expiration: Fiscal
                                          Amount         Year(s) Ending
California Tax-Exempt Fund                 (000)            November 30
--------------------------------------------------------------------------------
Intermediate-Term                        $2,681                    2008
Long-Term                                 2,125                    2008
--------------------------------------------------------------------------------

F. At May 31, 2002, net unrealized appreciation of investment securities for federal income tax purposes was:

--------------------------------------------------------------------------------
                                                        (000)
                                   ---------------------------------------------
                                   Appreciated    Depreciated    Net Unrealized
California Tax-Exempt Fund          Securities     Securities      Appreciation
--------------------------------------------------------------------------------
Intermediate-Term*                    $ 88,295        $(1,503)         $ 86,792
Long-Term*                             116,062         (3,798)          112,264
--------------------------------------------------------------------------------
*See Note E

G. Capital share transactions for each class of shares were:

-------------------------------------------------------------------------------------------------------
                                                  Six Months Ended                       Year Ended
                                                    May 31, 2002                  November 30, 2001
                                               -----------------------       --------------------------
                                               Amount          Shares           Amount          Shares
CALIFORNIA TAX-EXEMPT FUND                      (000)           (000)            (000)           (000)
-------------------------------------------------------------------------------------------------------
MONEY MARKET
 Issued                                   $ 1,628,739       1,628,739       $2,652,183       2,652,183
 Issued in Lieu of Cash Distributions          19,042          19,042           63,360          63,360
 Redeemed                                  (1,212,004)     (1,212,004)      (2,659,932)     (2,659,932)
  Net Increase (Decrease)                     435,777         435,777           55,611          55,611
-------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM
Investor Shares
 Issued                                     $ 306,118          27,631        $ 834,419          75,213
 Issued in Lieu of Cash Distributions          26,268           2,370           66,217           5,978
 Redeemed                                    (468,405)        (42,356)      (1,007,604)        (90,615)
                                            -----------------------------------------------------------
  Net Increase (Decrease)--Investor Shares   (136,019)        (12,355)        (106,968)         (9,424)
                                            -----------------------------------------------------------
Admiral Shares
Issued                                        395,938          35,777          461,902          41,211
Issued in Lieu of Cash Distributions           10,757             970              382              34
Redeemed                                     (119,391)        (10,814)          (1,170)           (105)
                                            -----------------------------------------------------------
  Net Increase (Decrease)--Admiral Shares     287,304          25,933          461,114          41,140
-------------------------------------------------------------------------------------------------------
LONG-TERM
Investor Shares
 Issued                                     $ 169,699          14,647        $ 520,080          44,494
 Issued in Lieu of Cash Distributions          24,922           2,151           63,218           5,417
 Redeemed                                    (346,982)        (29,962)        (779,140)        (66,399)
                                            -----------------------------------------------------------
  Net Increase (Decrease)--Investor Shares   (152,361)        (13,164)        (195,842)        (16,488)
                                            -----------------------------------------------------------
Admiral Shares
 Issued                                       270,240          23,308          402,644          34,103
 Issued in Lieu of Cash Distributions           8,974             775              324              28
 Redeemed                                     (64,411)         (5,583)          (1,262)           (107)
                                            -----------------------------------------------------------
  Net Increase (Decrease)--Admiral Shares     214,803          18,500          401,706          34,024
-------------------------------------------------------------------------------------------------------

ADVANTAGES OF VANGUARD.COM(TM)
                                                           [DRAWING OF COMPUTER]
Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports
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On our website, you can:

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HOW TO NOTIFY US ABOUT YOUR MAILING  PREFERENCES
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YOUR ONLINE INFORMATION IS SECURE
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These technologies  provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best - interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the - activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

================================================================================
TRUSTEES (YEAR ELECTED)

JOHN J. BRENNAN - (1987)
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

CHARLES D. ELLIS - (2001)
The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates (international business-strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN - (1998)
Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson - (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and Women's Research and Education Institute.

BURTON G. MALKIEL - (1977)
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund), Vanguard Group (Ireland) Limited (Irish investment management firm), Prudential Insurance - Co. of America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and NeuVis, Inc. - (software company).

ALFRED M. RANKIN, JR. - (1993)
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. LAWRENCE WILSON - (1985)
Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), The Mead Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
EXECUTIVE OFFICERS
R. GREGORY BARTON
Secretary; Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group - and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by - The Vanguard Group.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.
F. William McNabb, III, Institutional Investor Group.
James H. Gately, Direct Investor Services.
Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.
Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.
George U. Sauter, Quantitative Equity Group.
--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

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FOR MORE INFORMATION
This report is intended for the funds'  shareholders.  It may not be distributed
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                                                       Corporation, Distributor.

                                                                     Q752 072002